Exhibit 10.17
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AWARD/CONTRACT		1.	This Contract Is A Rated Order		▶	Rating	Page 1 Of 100
			Under DPAS (15 CFR 700)			DOA1

2.	Contract (Proc. Inst. Ident.) No.	3.	Effective Date	4.	Requisition/Purchase Request/Project No.
	W58RGZ-05-C-0338		2005AUG15		TM 0080 06

5.	Issued By	Code	W58RGZ	6.	Administered By (If Other Than Item 5)		Code	S0512A
		US ARMY AVIATION & MISSILE COMMAND			DCMA LOS ANGELES
		AMSAM-AC-CM-A			PO BOX 9608
		MICHAEL DWYER (256) 313-4182			MISSION HILLS CA 91346-9608
REDSTONE ARSENAL AL 35898-5280
		e-mail address: MICHAEL.DWYER@PEOAVN.REDSTONE.ARMY.MIL			SCD A	PAS NONE	ADP PT HQ0339

7.	Name And Address Of Contractor (No. Street, City, County, State and Zip Code)		8.	Delivery
	AEROVIRONMENT INC.			☐ FOB Origin ☒ Other (See Below) SEE SCHEDULE

	181 W Huntington Drive, Suite 202		9.	Discount For Prompt Payment
	Monrovia, CA 91016-3456
			10.	Submit Invoices	Item
			(4 copies unless otherwise specified) To The Address Shown In: ▶		12

Code	60107	Facility Code

11.	Ship To/Mark For	Code	12.	Payment Will Be Made By	Code	HQ0339

	SEE SCHEDULE			DFAS-COLUMBUS CENTER
				WEST ENTITLEMENT OPERATIONS
				P. O. BOX 182381
				COLUMBUS OH 43218-2381
				1-800-756-4571 / FAX 614-693-2267

13.	Authority For Using Other Full And Open Competition:		14.	Accounting And Appropriation Data
	☐ 10 U.S.C. 2304(c)( )	☐ 41 U.S.C. 253(c)( )		SEE SECTION G

15A. Item No.	15B. Schedule Of Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price		15F. Amount

SEE SCHEDULE	CONTRACT TYPE:	KIND OF CONTRACT:
	Firm-Fixed-Price	System Acquisition Contracts
	Cost-Plus-Incentive-Fee	Supply Contracts and Priced Orders

Contract Expiration Date: 2010DEC31			15G. Total Amount Of Contract		▶	$[***]

16. Table Of Contents

(X)	Section	Description	Page(s)	(X)	Section	Description	Page(s)

Part I — The Schedule					Part II — Contract Clauses

x	A	Solicitation/Contract Form	1	x	I	Contract Clauses	75

x	B	Supplies or Services and Price/Costs	7		Part III — List Of Documents, Exhibits And Other Attachments

	C	Description/Specs./Work Statement		x	J	List Of Attachments	100

x	D	Packaging and Marking	56		Part IV — Representations And Instructions

x	E	Inspection and Acceptance	57		K	Representations, Certifications and

x	F	Deliveries or Performance	58			Other Statements of Offerors

x	G	Contract Administration Data	59		L	Instrs., Conds., and Notices to Offerors

x	H	Special Contract Requirements	61		M	Evaluation Factors for Award

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☐ Contractor’s Negotiated Agreement (Contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number      W58RGZ05R0382     , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)	20A. Name Of Contracting Officer

19B.	Name of Contractor	19C. Date Signed	20B.	United States Of America	20C. Date Signed
By			By	SIGNED REPRINT

	(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8069	26-106	Standard Form 26 (REV. 4-85)
PREVIOUS EDITIONS UNUSABLE	GPO : 1985 0 — 478-632	Prescribed by GSA-FAR (48 CFR) 53.214(a)

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	Reference No. of Document Being Continued			Page 2 of 100
	PIIN/SIIN	W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC
SECTION A SUPPLEMENTAL INFORMATION
THE FOLLOWING MODIFICATIONS HAVE BEEN INCORPORATED
P00001
P00002
P00003
P00004
P00005
P00006
P00007

CONTINUATION SHEET	Reference No. of Document Being Continued			Page 3 of 100
	PIIN/SIIN	W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC
SECTION A — SUPPLEMENTAL INFORMATION
     A-1. FULL PERFORMANCE ON THIS CONTRACT WILL REQUIRE ACCESS TO INFORMATION AND OR EQUIPMENT THAT IS NOT RELEASEABLE TO FOREIGN PARTICIPANTS.
*** END OF NARRATIVE A 001 ***
A-1 PURSUANT TO FEDERAL ACQUISITION REGULATION 17.207 AND SPECIAL PROVISION H-8 THIS MODIFICATION HEREBY UNILATERALLY EXERCISES THE OPTIONS AS SHOWN BELOW:

CLIN	DESCRIPTION	VALUE
0002	LOW RATE INITIAL PRODUCTION (QUANTITY 10 EACH)	$[***]
0002AA	FUNDING, LRIP QUANTITY OF FIVE EACH
0002AB	FUNDING, LRIP QUANTITY OF FIVE EACH
0003AA	CONTRACTOR / DT TEST	$[***]
0004	ENGINEERING SERVICES	$[***]
0004AA	FUNDING, ENGINEERING SERVICES
0004AB	FUNDING, ENGINEERING SERVICES
0005	ACCOUNTING FOR CONTRACT SERVICES	$[***]
0006AA	LOGISTICS SUPPORT	$[***]
0007AA	TRAINING	$[***]
0008	INITIAL SPARES (QUANTITY TO SUPPORT 10 LRIP SYSTEMS)	$[***]
0008AA	FUNDING, INITIAL SPARES
1008AB	FUNDING, INITIAL SPARES
0009	DATA OPTION FOR CLINE 2-8	$[***]

	TOTAL	$[***]
A-2 ANY EFFORT PERFORMED AS REQUIRED BY CLINS 0003AA, 0004AA, 0004AB, 0005, 0006AA AND 0007AA SHALL ONLY BE IN SUPPORT OF THE FIVE SUAV SYSTEMS PROCURED UNDER SLIN 0002AA SINCE THESE SLINS ARE FUNDED WITH RESEARCH, DEVELOPMENT, TESTING AND ENGINEERING FUNDS (RDT&E).
A-3 AS A RESULT OF THIS ACTION THE TOTAL CONTRACT VALUE IS INCREASED BY $[***] FROM $[***] TO $[***]
A-4 ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.
*** END OF NARRATIVE A 002 ***
A-1 THE PURPOSE OF P0002 IS TO CHANGE THE CAGE CODE AND ADDRESS FOR THE SUPPLIER.
A-2 THIS MODIFICATION IS ISSUED AT NO CHANGE IN CONTRACT VALUE.
A-3 ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT
*** END OF NARRATIVE A 003 ***
A-1 THE PURPOSE OF P0003 IS TO CORRECT THE ORIGINAL SOW, DSL, AND CDRLs PROVIDED TO THE SUPPLIER AND TO EXTEND THE PERIOD OF PERFORMANCE FOR CLIN 0003AA.
A-2 THE FOLLOWING ATTACHMENT AND EXHIBIT ARE REPLACED IN THEIR ENTIRETY:

ATTACHMENT 12,	THE STATEMENT OF WORK;
ATTACHMENT 10,	DOCUMENT SUMMARY LIST;
EXHIBIT A,	DD FORM 1423A CONTRACT DATA REQUIREMENTS LIST.
A-3 THE PERIOD OF PERFORMANCE FOR THE FOLLOWING CLINs IS CHANGED AS SHOWN BELOW:

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	Reference No. of Document Being Continued			Page 4 of 100
	PIIN/SIIN	W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

CLIN	AS READS	CHANGED TO READ
0003AA	28 DEC 05	30 Sep 06.
A-4 THIS MODIFICATION IS ISSUED AT NO CHANGE IN CONTRACT VALUE.
A-5 ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT
*** END OF NARRATIVE A 004 ***
A-1 THE PURPOSE OF P0004 IS TO EXERCISE AND FULLY FUND THE PRICED OPTIONS FOUND AT CLINs: 0012; 0013; 0014; AND 0016.
A-2 THE PERIOD OF PERFORMANCE WILL BE FOR ONE YEAR.
A-3 THIS CONTRACT ACTION ADDS $11,471,430 TO THE CONTRACT RAISING THE TOTAL VALUE FROM $[***] TO $[***].
A-4 ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL EFFECT.
*** END OF NARRATIVE A 005 ***
A-1 The purpose of P0005 is to add the shipping instructions.
A 2 The contractor shall ship-in-place and then prepare for shipment to the address shown below, for all deliverables to include, but not limited to: systems, spares, and repaired or reworked systems or spares, for all CLINs; unless otherwise directed in writing by the Contracting Officer:
USA AMCOM/UAVS
ATTN: Raven Team (DSN 318 838-1045)
Sapper Ave
LSA Anaconda
Balad, Iraq (W9115T)
A-3 This contract action is issued at no change in contract value.
A-4 All other terms and conditions remain unchanged and in full effect.
*** END OF NARRATIVE A 006 ***
A-1 The purpose of this modification (P0006) it to add revision 001 of the DD Form 254 to the contract as attachment A0015.
A-2 This change is issued at no change in contract value.
A-3 All other terms and conditions remain unchanged.
*** END OF NARRATIVE A 007 ***
A-1 The purpose of P0007 is to exercise and fund the priced options found at CLINs: 0010 and 0015.
A-2 The narrative title for CLINs 00010 and 00015 are renamed LRIP II Production Units and LRIP II Initial Spares Packages; respectively.
A-3 SubCLINs 00010AA and 00015AA are renamed LRIP II Production Units and LRIP II Initial Spares Packages; respectively. The quantity and delivery schedule are as shown below:

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	Reference No. of Document Being Continued			Page 5 of 100
	PIIN/SIIN	W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

CLIN	Release	Quantity	Ship Date
00010AA	1	7	09SEP06
00010AA	2	7	29SEP06
00010AA	3	7	13OCT06
00010AA	4	8	27OCT06
00010AA	5	8	10NOV06
00010AA	6	8	24NOV06
00010AA	7	8	08DEC06
00010AA	8	8	22DEC06
00010AA	9	8	12JAN07
00010AA	10	8	26JAN07
00010AA	11	8	09FEB07
00010AA	12	8	23FEB07
00010AA	13	7	09MAR07
00010AA	14	6	23MAR07

CLIN	Release	Quantity	Ship Date
00015AA	1	7	09SEP06
00015AA	2	7	29SEP06
00015AA	3	7	13OCT06
00015AA	4	8	27OCT06
00015AA	5	8	10NOV06
00015AA	6	8	24NOV06
00015AA	7	8	08DEC06
00015AA	8	8	22DEC06
00015AA	9	8	12JAN07
00015AA	10	8	26JAN07
00015AA	11	8	09FEB07
00015AA	12	8	23FEB07
00015AA	13	7	09MAR07
00015AA	14	6	23MAR07
A-4 SubCLINs 00010AB and 00015AB are SOCOM LRIP II Production units and LRIP II Initial Spares Packages. The quantity and delivery schedule are as shown below:

CLIN	Release	Quantity	Ship Date
00010AB	1	5	14JUL06
00010AB	2	5	28JUL06
00010AB	3	5	11AUG06
00010AB	4	5	25AUG06
00010AB	5	10	09SEP06
00010AB	6	10	29SEP06
00010AB	7	10	130CT06
00010AB	8	9	27OCT06
00010A3	9	9	10NOV06
00010AB	10	9	24NOV06
00010AB	11	9	08DEC06
00010AB	12	9	22DEC06
00010AB	13	9	12JAN07
00010AB	14	9	26JAN07
00010AB	15	9	09FEB07
00010AB	16	9	23FEB07
00010AB	17	7	09MAR07
00010AB	18	7	23MAR07

CLIN	Release	Quantity	Ship Date
00015AB	1	5	14JUL06
00015AB	2	5	20JUL06
00015AB	3	5	11AUG06
00015AB	4	5	25AUG06
00015AB	5	10	09SEP06

CONTINUATION SHEET	Reference No. of Document Being Continued			Page 6 of 100
	PIIN/SIIN	W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

00015AB	6	10	29SEP06
00015AB	7	10	13OCT06
00015AB	8	9	27OCT06
00015AB	9	9	10NOV06
00015AB	10	9	24NOV06
00015AB	11	9	08DEC06
00015AB	12	9	22DEC06
00015AB	13	9	12JAN07
00015AB	14	9	26JAN07
00015AB	15	9	09FEB07
00015AB	16	9	23FEB07
00015AB	17	7	09MAR07
00015AB	18	7	23MAR07
A-5 This contract action adds $[***] to the contract raising the total value from $[***] to $[***].
A-6 All other terms and conditions remain unchanged and in full effect.
*** END OF NARRATIVE A 008 ***

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 7 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT
SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

0001		SYSTEM CAPABILITIES DEMONSTRATION (SCD)

SECURITY CLASS) Unclassified

0001AA		SYSTEM CAPABILITIES DEMONSTRATION (SCD)		1	LO		$ [***]

NOUN: PERFORM SCD
PRON: 9U4SU4CCD9 PRON AMD: 01 ACRN: AA
AMS CD: 643747C0900

Contractor shall perform In Accordance With (IAW)
System’s Capabilities Demonstration (SCD)
Statement of Work(SOW) as contained in Attachment 001, during the period of 28 Aug 2005 thru 03 Sept 2005)

(End of narrative B001)

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	1	15-OCT-2005

$ [***]
$

Performance shall be IAW Attachment 001 SCD SOW.

(End of narrative F001)

0001AB		DATA FOR SYSTEM CAPABILITIES DEMONSTRATION				$ ** NSP**	$ ** NSP **

Contractor shall provide data as required to support SCD IAW the SCD SOW (paragraph 3.4)

(End of narrative B001)

Inspection and Acceptance

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 8 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

INSPECTION: Origin ACCEPTANCE: Origin

0002	LOW RATE INITIAL PRODUCTION (LRIP)

NSN: 0000-00-000-0000
NOUN: FY 05 LRIP
SECURITY CLASS: Unclassified

Contractor shall provide 10 each complete systems as production representative of the SUAV System. The unit price of each system is $[***]. The deliverables are divided into two SLINS (0002AA and 0002AB). The requirement is being funded with RDT&E (0002AA) and OPA (0002AB) based on the intended use of the system.
The following incentive structure is applicable to SLINs 0002AA and 0002AB combined.

	Target Cost:	$[***]
	Target Fee:	$[***]

	Total CPIF	$[***]

Share Ratio:
	Cost Incentive (Underrun):	Govt 75% / Ktr 25%
	Cost Incentive (Overrun):	Govt 75% / Ktr 25%

Fee
	Minimum Fee:	0% of Target Cost
	Maximum Fee:	15% of Target Cost
(End of narrative A001)

0002AA	LRIP REPRESENTATIVE SYSTEM		5	EA	$[***]	$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Incentive-Fee
NOUN: SUAV — SYSTEMS
PRON: 9U5SUABID9 PRON AMD: 01 ACRN: AC
AMS CD: 643747C0900

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D.

(End of narrative D001)

Inspection and Acceptance

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 9 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

	INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance
DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81UHH52809U03	Y00000	M		2
	PROJ CD	BRK BLK PT
	000
DEL REL CD	QUANTITY			DEL DATE
001	3			14-NOV-2005

002	2			12-DEC-2005

FOB POINT: Origin

SHIP TO: PARCEL POST ADDRESS
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

See Attachment 008 for delivery schedule applicable for this CLIN.

REQUIRED DELIVERY SCHEDULE:

	NUMBER OF SYSTEMS	DELIVERY
		(DAYS after exercise of option)

	3	30

	7	60

	(End of narrative F001)

0002AB	LRIP REPRESENTATIVE SYSTEMS		5	EA	$[***]	$ [***]

	CLIN CONTRACT TYPE:

	Cost-Plus-Incentive-Fee
	NOUN: LRIP REPRESENTATIVE SYSTEMS
	PRON: 9U5R44B3D9 PRON AMD: 01 ACRN: AD
	AMS CD: 53900017178

	Packaging and Marking

	SEE SECTION D.

	(End of narrative D001)

	Inspection and Acceptance

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 10 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W81UHH52789U03	Y00000	M		1
		PROJ CD	BRK BLK PT
GGK
	DEL REL CD		QUANTITY		DEL DATE
	001		5		12-DEC-2005

FOB POINT: Origin

SHIP TO: PARCEL POST ADDRESS
(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0003	CONTRACTOR / DT TEST

NOUN: CPFF
SECURITY CLASS: Unclassified

	CONTRACTOR / DT TEST									$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: SUAV — CONTRACTOR DT TESTING
PRON: 9U5SUACID9 PROM AND: 01 ACRN: AB
AMS CD: 643747C0900

Contractor shall provide Contractor/DT Test Support C/DTTS)) for the five SUAV systems procured under SLTN 0002AA.

ESTIMATED COST: $116,800

	FIXED FEE:			$[***]
	Total ESTIMATED CPFF			$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: OriginACCEPTANCE: Origin

Deliveries or Performance

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 11 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC.

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DLVR SCH REL CD	QUANTITY	PERE COMPL DATE
	001	0	30-SEP-2006

$ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0004	ENGINEERING SERVICES

SECURITY CLASS: Unclassified

Contractor shall provide 2,000 hours of Engineering Services Support (ES) for the five SUAV systems procured under SLIN 0002AA. The funding for this Engineering Services Support is contained in SLINs 0004AA and 0004AB. The below incentive structure is applicable to SLINs 0004AA and 0004AB combined.

	ESTIMATED COST:		$[***]

	FIXED FEE:		$[***]

	Total ESTIMATED CPFF		$[***]

(End of narrative A001)

0004AA	ENGINEERING SERVICES						$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: SUAV — ENGINEERING SVCS
PRON: 9U5SUAC2D9 PRON AMD: 01 ACRN: AB
AMS CD: 643747C0900

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 12 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES				QUANTITY	UNIT	UNIT PRICE	AMOUNT

	001		0	30-SEP-2006

		$	[***]

	Notwithstanding the performance completion date of 30 September 2006 reflected above, the period of performance for this effort is as indicated in Attachment 08.

(End of narrative F001)

0004AB	ADDITIONAL FUNDING FOR CLIN 6004			$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: ENGINEERING SERVICES
PRON: 9U5SUARVD9 PRON AMD: 01 ACRN: AE
AMS CD: 622307.MP221

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	30-SEP-2006

$ [***]

Notwithstanding the performance completion date of 30 September 2006 reflected above, the period of performance for this effort is as indicated in Attachment 08.

(End of narrative F001)

0005	ACCOUNTING FOR CONTRACT SERVICES	$ [***]

NOUN: SUAV - ACTG FOR CONTRACT SVC
SECURITY CLASS: Unclassified

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
PRON: 9U5SUAC3D9 PRON AMD: 01 ACRN: AB
AMS CD: 645947C0900

Contractor shall provide Accounting for Contractor Support Services Support for the current fiscal year

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 13 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

for this contract.

	ESTIMATED COST:	$[***]

	FIXED FEE:	$[***]

	Total Estimated CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DLVR SCH			PERF COMPL
REL CD	QUANTITY		DATE

001		0	30-SEP-2006

	$	[***]

Notwithstanding the performance completion date of 30 September 2006 reflected above, the period of performance for this effort is as indicated in Attachment 08.

(End of narrative F001)

0006	LOGISTICS SUPPORT

NOUN: CPFF PRICED
SECURITY CLASS: Unclassified

0006AA	LOGISTICS SUPPORT	$ [***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
NOUN: SUAV - LOGISTICS SPT
PRON: 9U5SUAC4D9 PRON AMD: 01 ACRN: AB
AMS CD: 643747C0900

Contractor shall provide Contractor Logistics Support for the five SUAV systems procured under SLIN 0002AA.

ESTIMATED COST: $[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 14 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

	FIXED FEE:	$[***]
	Total ESTIMATED CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	30-SEP-2006

$ [***]

Notwithstanding the performance completion date of 30 September 2006 reflected above, the period of performance for this effort is as indicated in Attachment 08.

(End of narrative F001)

0007	TRAINING

NOUN: CPFF PRICED
SECURITY CLASS: Unclassified

0007AA	TRAINING			$	[***]

CLIN CONTRACT TYPE:
Cost-Pius-Fixed-Fee
NOUN: SUAV — TRAINING
PRON: 9U5SUAC5D9 PRON AMD: 01 ACRN: AB
AMS CD :64374700900

Contractor shall provide Equipment Training for the five SUAV Systems procured under SLIN 0002AA.

ESTIMATED COST:	$	[***]

FIXED FEE:	$	[***]
Total Estimated CPFF	$	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 15 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	30-SEP-2006

$ [***]

Notwithstanding the performance completion date of 30 September 2006 reflected above, the period of performance for this effort is as indicated in Attachment 08.

(End of narrative F001)

0008	INITIAL SPARES PACKAGE

NSN: 0000-00-000-0000
NOUN: CPIF PRICED
SECURITY CLASS: Unclassified

Contractor shall provide Initial Spares Packages to support the 10 each complete LRIP production representative SUAV System at a Total Lot Price of $339,191. The funding for these Initial Spares Packages is contained in SLINs 0008AA and 0008AB. The requirement is being funded with RDT&E (0008AA) and OPA (0008AB) based on the intended use of the system.
The below incentive structure is applicable to SLINs 0008AA and 0008AB combined.

Target Cost:	$	[***]

Target Fee:	$	[***]
Total CPIF	$	[***]

Share Ratio
Cost Incentive(Underrun): Govt 75% / Ktr 25%
Cost Incentive (Overrun): Govt 75%/ Ktr 25%

Fee
Minimum Fee: 0% of Target Cost
Maximum Fee: 15% of Target Cost

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 16 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

	(End of narrative A001)

0008AA	INITIAL SPARES PACKAGE						1	EA	$ ** N/A **	$ [***]

	CLIN CONTRACT TYPE:
	Cost-Plus-Incentive-Fee
	NOUN: SUAV SPARES
	PRON: 9USSUAB2D9 PRON AMD: 01 ACRN: AC
	AMS CD: 64374700900

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 12

	Packaging and Marking

	See Section D

	(End of narrative D001)

	Inspection and Acceptance

	INSPECTION: OriginACCEPTANCE: Origin

	Deliveries or Performance
	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W81UHH52809U02	Y00000	M		2
		PROJ CD	BRK BLK PT
		000
	DEL REL CD		QUANTITY		DEL DATE
	001		1		12-DEC-2005

	FOB POINT: Origin

	SHIP TO: PARCEL POST ADDRESS
	(Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE ITEMS REQUIRED UNDER THIS REQUISITION.

	Notwithstanding the delivery date of 12 December 2005 reflected above,the delivery requirements for this effort are as indicated in Attachment 08.

	(End of narrative F001)

0008AB	INITIAL SPARES PACKAGE						1	EA	$ [***]	$ [***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 17 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
CLIN CONTRACT TYPE:
Cost-Plus-Incentive-Fee
NOUN: INITIAL SPARES PACKAGE
PRON: 9U5R44R4D9 PRON AMD: 01 ACRN: AD
AMS CD: 53900017178

Packaging and Marking

SEE SECTION D.

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC	SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81UHH52809U04	Y00000	M	1
PROJ CD	BRK BLK PT
GGK
DEL REL CD	QUANTITY	DEL DATE
001	1	12-DEC-2005

FOB POINT: Origin
SHIP TO: PARCEL POST ADDRESS
(YO0000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

Notwithstanding the delivery date of 12 December 2005 reflected above, the delivery requirements for this effort are as indicated in Attachment 08.

(End of narrative F001)

0009	DATA — FOR CLINS 2 - 8	$**NSP**	$**NSP**

SECURITY CLASS: Unclassified
Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SEE CDRL’S
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Delivery IAW DD Form 1423.

(End of narrative F001)

0010	LRIP II PRODUCTION UNITS

NSN: 0000-00-000-0000
NOUN: P/N 54429-004 RAVEN B SYSTEM
SECURITY CLASS: Unclassified
0010AA	LRIP II PRODUCTION UNITS	106	EA	[***]	$[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 18 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

	CLIN CONTRACT TYPE:			See Range Pricing
Firm-Fixed-Price
NOUN: PR 54429-004 RAVEN B SYSTEM
PRON: 9U6R44A1D9 PRON AMD: 01 ACRN: AG
AMS CD: 52809563064

Range	Quantities
FROM	TO	UNIT PRICE
1	10	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
11	25
26	50
51	100
101	150
151	250
251	300
301	375
376	376

PRICED OPTION:

Contractor shall provide from 1 to 376 each SUAV systems. Contractor shall provide complete systems as Full Rate Production of the SUAV System.

FRP Systems shall be provided on a Firm Fixed Price (FFP) priced option.

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81U8H60799U01	Y00000	M		1

	PROD CD	BRK ELK PT
GGK

DEL REL CD	QUANTITY	DEL DATE

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 19 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT
	001	7	09-SEP-2006
	002	2	29-SEP-2006
	003	7	13-OCT-2006
	004	8	27-OCT-2006
	005	6	10-NOV-2006
	006	8	24-NOV-2006
	009	8	08-DEC-2006
	008	8	22-DEC-2006
	009	8	12-JAN-2007
	010	8	26-JAN-2007
	011	8	09-FEB-2007
	012	8	23-FEB-2007
	013	7	09-MAR-2007
	014	6	23-MAR-2007

	FOB POINT: Origin

	SHIP TO:	PARCEL POST ADDRESS
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

	See Attachment 08 for delivery/performance schedule applicable for this CLIN.

	(End of narrative F001)

0010AB	LRIP II — SOCOM PRODUCTION UNITS			145	EA	$[***]	$[***]

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: PN54429-004 RAVEN B SUAS
	PRON: 9U6USOCOM2 PRON AMD: 01 ACRN: AH
	AMS CD: 547UVP00000

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SOW
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 12

	Packaging and Marking

	See Section D

	(End of narrative D001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin
	Deliveries or Performance

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001	W81UHH60869U02	Y00000	M		1

PROJ CD	BRK BLK PT
GGK

DEL REL CD	QUANTITY	DEL DATE
001	5	14-JUL-2006
002	5	28-JUL-2006
003	5	11-AUG-2006

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 20 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT
	004	5	25-AUG-2006
	005	10	09-SEP-2006
	006	10	29-SEP-2006
	007	10	13-OCT-2006
	008	9	27-OCT-2006
	009	9	10-NOV-2006
	010	9	24-NOV-2006
	011	9	08-DEC-2006
	012	9	22-DEC-2006
	013	9	12-JAN-2007
	014	9	26-JAN-2007
	015	9	09-FEB-2007
	016	9	23-FEB-2007
	017	7	09-MAR-2007
	018	7	23-MAR-2007

	FOB POINT: Origin

	SHIP TO:	PARCEL POST ADDRESS
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0011	FY 06 ENGINEERING SERVICES OPTION
	NOUN: CPFF PRICED OPTION
	SECURITY CLASS: Unclassified

0011AA	FY 06 ENGINEERING SERVICES – OPTION				LO		$[***]

	NOUN: CPFF PRICED OPTION

	PRICED OPTION:

	Contractor shall provide 2,000 hours of Engineering Services Support (ES) for the current fiscal year for all fielded SUAV Systems.

ESTIMATED COST:	$[***]

FIXED FEE:	$[***]

Total Estimated CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0012	FY O6 ACCOUNTING FOR CONTRACT SERVICES	$ **N/A**	$[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 21 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT
NOUN: CONTRACT SERVICE ACCOUNTING SECURITY CLASS: Unclassified

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee
PRON: 9U6GRVA1D9 PRON AMD: 01 ACRN: AF
AMS CD: 13519700000

PRICED OPTION:

Contractor shall provide Accounting for Contractor Support Services Support for the current fiscal year for this contract.

	ESTIMATED COST:		$[***]

	FIXED FEE:		$[***]

	Total Estimated CPFF		$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	23-FEB-2007

$ [***]

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0013	FY 06 LOGISTICS SUPPORT — OPTION

NOUN: CPFF PRICED OPTION
SECURITY CLASS: Unclassified

0013AA	FY 06 LOGISTICS SUPPORT						$[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed Fee
NOUN: LOGISTICS SUPPORT
PRON: 9U6CRVA1D9 PRON AMD: 01 ACRN: AF
AMS CD: 13519700000

PRICED OPTION:

Contractor shall provide Contractor Logistical Support (CIS) for the current fiscal year for all fielded SUAV System.

	ESTIMATED COST:		$[***]

	FIXED FEE:		$[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 22 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Total Estimated CPFF		$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	23-FEB-2007

$ [***] $

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0014	F06 TRAINING OPTION

NOUN: CPFF PRICED OPTION SECURITY CLASS: Unclassified

0014AA	FY 06 TRAINING						$[***]

CLIN CONTRACT TYPE:
Cost-Plus-Fixed-Fee NOUN: TRAINING
PRON: 9U6GKVB8D9 PRON AMD: 01 ACRN: AF
AMS CD: 13519700000

PRICED OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

	ESTIMATED COST:		$[***]

	FIXED FEE:		$[***]

	Total Estimated CPFF		$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 23 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT
	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE
	001	0	23-FEB-2007

		$ [***] $

	See Attachment 08 for delivery performance schedule applicable for this OLIN.

	(End of narrative F001)

0015	LRIP II INITIAL SPARES PACKAGE

	NSN: 0000-00-000-0000 NOUN: INITIAL SPARES PACKAGE SECURITY CLASS: Unclassified

0015AA	LRIP II INITIAL SPARES PACKAGE			106	EA	[***]	$[***]
						See Range Pricing

	NOUN: P/N 51009 LRIP II ISP
	PRON: 9U6R44A2D9 PRON AMD: 01 ACRN: AG
	AMS CD: 52809563064

	Range Quantities
	FROM	TO	UNIT PRICE
	1	10	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	11	25
	26	50
	101	150
	151	250
	251	300
	301	375
	376	376

	Contractor shall provide from 1 to 376 Initial Spares Packages to support CLIN 0010 FRP SUAV systems.

	(End of narrative B001)

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 12

	Packaging and Marking
	See Section D

	(End of narrative D001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 24 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W81UHH60799U02	Y00000	M		1
		PROJ CD	BRK BLK PT
		GGK

	DEL REL CD	QUANTITY	DEL DATE
	001	7	09-SEP-2006
	002	7	29-SEP-2006
	003	7	13-OCT-2006
	004	8	27-OCT-2006
	005	8	10-NOV-2006
	006	8	24-NOV-2006
	007	8	08-DEC-2006
	008	8	22-DEC-2006
	009	8	12-JAN-2007
	010	8	26-JAN-2007
	011	8	09-FEB-2007
	012	8	23-FEB-2007
	013	7	09-MAR-2007
	014	6	23-MAR-2007

FOB POINT: Origin

SHIP TO:	PARCEL POST ADDRESS
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0015AB	LRIP II SOCOM INIAL SPARES PACKAGES						145	EA	$ [***]	$ [***]

	CLIN CONTRACT TYPE:
	Firm-Fixed-Price
	NOUN: P/N 51009 LRIP II ISP
	PRON: 9U6USOCOM1 PRON AMD: 01 ACRN: AH
	AMS CD: 547UVP00000

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	STATEMENT OF WORK
	PROCUREMENT LOCATION:
	ADDENDA: 12

	Packaging and Marking
	See Section D

		(End of narrative D001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001	W81UHH60869	U01	Y00000	M	1
		PROJ CD	BRK BLK PT

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 25 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES				QUANTITY	UNIT	UNIT PRICE	AMOUNT

	GGK

	DEL REL CD		QUANTITY	DEL DATE
	001		5	14-JUL-2006
	002		5	28-JUL-2006
	003		5	11-AUG-2006
	004		5	25-AUG-2006
	005		10	09-SEP-2006
	006		10	29-SEP-2006
	007		10	13-OCT-2006
	008		9	27-OCT-2006
	009		9	09-NOV-2006
	010		9	24-NOV-2006
	011		9	08-DEC-2006
	012		9	22-DEC-2006
	013		9	12-JAN-2007
	014		9	26-JAN-2007
	015		9	09-FEB-2007
	016		9	23-FEB-2007
	017		7	09-MAR-2007
	018		7	23-MAR-2007

	FOB POINT: Origin

	SHIP TO:	PARCEL POST ADDRESS
	(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP TO) WILL BE FURNISHED BY THE GOVERNMENT 30 DAYS PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

0016	FY 06 DATA — FOR CLINS 10 - 15						$ ** NSP **	$ ** NSP **

	NOUN: DATA
	SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE CDRL’S
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: A

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Delivery IAW DD Form 1423.

	(End of narrative F001)

0017	FY 07 FRP SUAV SYSTEMS OPTION

	NOUN: FFP NOT TO EXCEED OPTION
	SECURITY CLASS: Unclassified

0017AA	FY 07 SUAV SYSTEMS OPTION					EA	See Range Pricing

	NOUN: FFP NOT TO EXCEED OPTION

	Range Quantities
	FROM	TO	UNIT PRICE
	1	10	$[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 26 of 100
	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: aerovironment inc

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	11	25
	26	50
	51	100
	101	150
	151	250
	251	300
	301	306
	307	307

	NTE OPTION:

	Contractor shall provide from 1 to 307 each SUAV systems.

	(End of narrative B001)

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 12

	Packaging and Marking

	See Section D

	(End of narrative D001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance
	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
	001

	FOB POINT: Origin

	See Attachment 08 for delivery/performance schedule applicable for this CLIN.

	(End of narrative F001)

0018	FY 07 ENGINEERING SERVICES — OPTION

	NOUN: CPFF NOT TO EXCEED OPTION
	SECURITY CLASS: Unclassified

0018AA	FY 07 ENGINEERING SERVICES — OPTION							LC		$[***]

	NOUN: CPFF NOT TO EXCEED OPTION

	NTE OPTION:

	Contractor shall provide 2,000 hours of Engineering Service

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 27 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT
Support (ES) for the current fiscal year for all fielded SUAV Systems.

	ESTIMATED COST:	$[***]

	FIXED FEE:	$[***]

	Total NTE CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0019	FY 07 ACCOUNTING FOR CONTRACT SERVICES			LO		$[***]

NOUN: CPFF NTE OPTION CLINS 17-23
SECURITY CLASS: Unclassified

NTE OPTION
Contractor shall provide Accounting for Contractor Support Services Support for the Current fiscal year for this contract.

	ESTIMATED COST:	$[***]

	FIXED FEE:	$[***]

	Total NTE CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.
(End of narrative F001)

0020	FY 07 PERFORMANCE BASED LOGISTICS — OPTION

NOUN: NOT TO EXCEED OPTION

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 28 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT
SECURITY CLASS: Unclassified

0020AA	FY 07 PERFORMANCE BASED LOGISTICS — OPTION			LO		$[***]

NOUN: NOT TO EXCEED OPTION

NTE OPTION:

Contractor shall provide PSL, Support for the current fiscal year for all fielded SUAV Systems.

	ESTIMATED COST:	$[***]

	FIXED FEE:	$[***]

	Total NTE CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE.
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0021	FY 07 TRAINING OPTION

NOUN: NOT TO EXCEED OPTION SECURITY CLASS: Unclassified

0021AA	FY 07 TRAINING — OPTION			LO		$[***]

NOUN: CPFF NOT TO EXCEED OPTION

CPFF NTE OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

	TARGET COST:	$[***]

	FIXED FEE:	$[***]

	TOTAL NTE CPFF	$[***]

(End of narrative B001)

Description/Specs.Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 29 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0022	FY 07 INITIAL SPARES PACKAGE — OPTION

NOUN: NOT TO EXCEED OPTION
SECURITY CLASS: Unclassified

0022AA	FY 07 INITIAL SPARES PACKAGE — OPTION			See Range Pricing

NOUN: NOT TO EXCEED OPTION

	Range Quantities
FROM	TO	UNIT PRICE
1	10	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
11	25
26	50
51	100
101	150
151	250
251	300
301	306
307	307

NTE OPTION:

Contractor shall provide 1 to 307 Initial Spares Packages (ISP) for the current fiscal year for all fielded SUAV Systems.

(End of narrative B001)

Description/Specs.Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 30 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Origin

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0023	FY 07 DATA OPTION — FOR CLINS 17 — 22		$ ** NSP **	$ ** NSP **

SECURITY CLASS: Unclassified

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SEE CDRL’S
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Delivery IAW DD Form 1423.

(End of narrative F001)

0024	FY 08 FRP SUAV SYSTEMS

NOUN: NOT TO EXCEED OPTION
SECURITY CLASS Unclassified

0024AA	FY 08 FRP SUAV SYSTEMS — OPTION	EA	See Range Pricing

NOUN: NOT TO EXCEED OPTION

	Range Quantities
FROM	TO	UNIT PRICE
1	10	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
11	25
26	50
51	100
101	150
151	250
251	300
301	304
305	305
                    NTE OPTION:
Contractor shall provide from 1 to 305 each SUAV systems.
                                    (End of narrative B001)

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 31 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE:Origin

Deliveries or Performance

DOC	SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Origin

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0025	FY 08 ENGINEERING SERVICES — OPTION

NOUN: NOT TO EXCEED OPTION SECURITY CLASS: Unclassified

0025AA	FY 08 ENGINEERING SERVICES — OPTION	LO	$[***]

NOUN: NOT TO EXCEED OPTION

NTE OPTION:

Contractor shall provide 2,000 hours of Engineering Service Support (ES) for the current fiscal year for all fielded SUAV Systems.

ESTIMATED COST: $[***]

FIXED FEE: $[***]

Total NTE CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 32 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative F001)

0026	FY 08 ACCOUNTING FOR CONTRACT SERVICES		LO		$[***]

NOUN: NTE OPTION CLINS 24 — 30
SECURITY CLASS: Unclassified

NTE OPTION
Contractor shall provide Accounting for
Contractor Support Services Support for the
Current fiscal year for this contract.

ESTIMATED COST: $[***]

FIXED FEE: $[***]

Total NTE CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0027	FY 08 PERFORMANCE BASED LOGISTICS — OPTION

NOUN: NOT TO EXCEED OPTION
SECURITY CLASS: Unclassified

0027AA	FY 08 PERFORMANCE BASED LOGISTICS — OPTION		LO		$[***]

NOUN: NOT TO EXCEED OPTION

NTE OPTION:

Contractor shall provide PBL Support for the current fiscal year for all fielded SUAV Systems.

ESTIMATED COST: $[***]

FIXED FEE: $[***]

Total NTE CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 33 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0028	FY 08 TRAINING — OPTION

NOUN: NOT TO EXCEED OPTION
SECURITY CLASS: Unclassified

0028AA	FY 08 TRAINING – OPTION		LO		$[***]

NOUN: NOT TO EXCEED OPTION

NTE OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

TARGET COST: $[***]

FIXED FEE: $[***]

TOTAL NTE CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0029	FY 08 INITIAL SPARES PACKAGE — OPTION
NOUN: NOT TO EXCEED OPTION
SECURITY CLASS: Unclassified

0029AA.	FY 06 INITIAL SPARES PACKAGE — OPTION		EA	See Range Pricing

NOUN: NOT TO EXCEED OPTION

	Range Quantities
FROM	TO	UNIT PRICE
1	10	$[***]
[***]	[***]	$[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 34 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	11	25
	26	50
	51	100
	101	150
	151	250
	251	300
	301	304
	305	305

	NTE OPTION:

	Contractor shall provide from 1 to 305 Initial Spares Packages (ISP) for the current fiscal year for all fielded SUAV Systems.

	(End of narrative B001)

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 12

	Packaging and Marking

	See Section D

	(End of narrative D001)

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CID
001

FOB POINT: Origin

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0030	FY 08 DATA OPTION – FOR CLINS 24 – 29	$ ** NSP **	$** NSP **

SECURITY CLASS: Unclassified

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
CDRL’s
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 35 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES				QUANTITY	UNIT	UNIT PRICE	AMOUNT

	Delivery IAW DD Form 1423.

	(End of narrative F001)

0031	FY 09 FRP SUAV SYSTEMS OPTION

	NOUN: NOT TO EXCEED OPTION
	SECURITY CLASS: Unclassified

0031AA	FY 09 FRP SUAV SYSTEMS — OPTION					EA	See Range Pricing

	NOUN: NOT TO EXCEED OPTION

		Range Quantities
	FROM	TO	UNIT PRICE
	1	10	$[***]
	11	25
	26	50
	[***]	[***]	$[***]51	100
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	101	150
	151	217

	NTE OPTION:

	Contractor shall provide from 1 to 217 each SUAV systems.

	(End of narrative B001)

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 12

	Packaging and Marking

	See Section D

	(End of narrative D001)

	Inspection and Acceptance

	INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Origin

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0032	FY 09 ENGINEERING SERVICES — OPTION

NOUN: CPFF PRICED OPTION

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 36 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECURITY CLASS: Unclassified

0032AA		FY 09 ENGINEERING SERVICES — OPTION		LO		$[***]

NOUN: CPFF PRICED OPTION

NTE OPTION:

Contractor shall provide 2,000 hours of Engineering Service Support (ES) for the current fiscal year for all fielded SUAV Systems.

	ESTIMATED COST:	$[***]

	FIXED FEE:	$[***]

	Total NTE CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0033	ACCOUNTING FOR CONTRACT SERVICES (CLIN 31-37)			LO		$[***]

NOUN: NTE PRICED OPTION
SECURITY CLASS: Unclassified

NTE OPTION

Contractor shall provide Accounting for
Contractor Support Services Support for the
current fiscal year for this contract

	ESTIMATED COST:	$[***]

	FIXED FEE:	$[***]

	Total NTE CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 37 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO		SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Deliveries or Performance

See Attachment 08 delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0034		FY 09 PBL (IN SUPPORT OF CLIN 31) – OPTION

NOUN: NTE PRICED OPTION
SECURITY CLASS: Unclassified

0034AA		FY 09 PBL (CLIN 0031 SUPPORT) — OPTION		LO		$[***]

NOUN: NTE PRICED OPTION

NTE OPTION:

Contractor shall provide PBL Support for the current fiscal year for all fielded SUAV Systems.

	ESTIMATED COST:	$[***]

	FIXED FEE:	$[***]

	Total NTE CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0035		FY 09 TRAINING (SUPPORT CLIN 0031) — OPTION

NOUN: NTE PRICED OPTION
SECURITY CLASS: Unclassified

0035AA		FY 09 TRAINING (CLIN 0031 SUPPORT) — OPTION		LO		$[***]

NOUN: NTE PRICED OPTION

NTE OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

	TARGET COST:	$[***]

	FIXED FEE:	$[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 38 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES				QUANTITY	UNIT	UNIT PRICE	AMOUNT

	TOTAL NTE CPFF			$[***]

	(End of narrative B001)

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 12

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Deliveries or Performance

	See Attachment G8 for delivery/performance schedule applicable for this CLIN.

	(End of narrative F001)

0036	FY 09 INITIAL SPARES PACKAGE — OPTION

	NOUN: NOT TO EXCEED OPTION
	SECURITY CLASS: Unclassified

0036AA	FY 09 INITIAL SPARES PACKAGE OPTION					LO	See Range Pricing

	NOUN: NOT TO EXCEED OPTION

		Range Quantities
	FROM	TO	UNIT PRICE
	1	10	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	11	25
	26	50
	51	100
	101	150
	151	216
	217	217

	NTE OPTION:

	Contractor shall provide from 1 to 217 Initial Spares Packages (ISP) for the current fiscal year for all fielded SUAV Systems.

	(End of narrative B001)

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: 12

	Packaging and Marking

	See Section D

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 39 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC		SUPPL
REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001

	FOB POINT: Origin

	See Attachment 08 for delivery/performance schedule applicable for this CLIN.

	(End of narrative F001)

0037	FY 09 DATA OPTION — FOR CLINS 31 - 36				$ ** NSP **	$ ** NSP **

	SECURITY CLASS: Unclassified

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	SEE CDRL’S
	PROCUREMENT DOCUMENTATION LOCATION:
	ADDENDA: A

	Inspection and Acceptance
	INSPECTION: Origin ACCEPTANCE: Origin

	Delivery IAW DD Form 1423.

	(End of narrative F001)

0038	FY 10 FRP SUAV SYSTEMS OPTION

	NOUN: NOT TO EXCEED OPTION
	SECURITY CLASS: Unclassified

0038AA	FY 10 FRP SUAV SYSTEMS — OPTION			EA	See Range Pricing

	NOUN: NOT TO EXCEED OPTION

		Range Quantities
	FROM	TO	UNIT PRICE
	1	10	$[***]
	11	25	$[***]
	26	50	$[***]

	51	112	$[***]
	[***]	[***]	$[***]
	113	113

	NTE OPTION:

	Contractor shall provide from 1 to 113 each SUAV systems.

	(End of narrative B001)

	Description/Specs./Work Statement
	PROCUREMENT DOCUMENTATION TITLE:
	STATEMENT OF WORK
	PROCUREMENT DOCUMENTATION LOCATION)

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 40 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC		SUPPL
REL	CD	MIDSTRIP	ADDR	SIG CD	MARK FOR	TP CD
001

FOB POINT: Origin

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0039	FY 10 ENGINEERING SERVICES — OPTION

NOUN: CPFF PRICED OPTION
SECURITY CLASS: Unclassified

0039AA	FY 10 ENGINEERING SERVICES — OPTION	LO	$[***]

NOUN: CPFF PRICED OPTION

NTE OPTION:

Contractor shall provide 2,000 hours of Engineering Service Support (ES) for the current fiscal year for all fielded SUAV Systems.

ESTIMATED COST $[***]

FIXED FEE $[***]

Total NTE CPFF $[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0040	ACCOUNTING FOR CONTRACT SERVICES (CLIN 38-44)	LO	$[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions

	Reference No. of Document Being Continued		Page 41 of 100
CONTINUATION SHEET	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

NOUN: NTE PRICED OPTION
SECURITY CLASS: Unclassified

NTE OPTION

	ESTIMATED COST:	$[***]

	FIXED FEE:	$[***]

	Total NTE CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery performance schedule applicable for this CLIN.

(End of narrative F001)

0041	FY 10 PBL (IN SUPPORT OF CLIN 38) — OPTION

NOUN: NTE PRICED OPTION
SECURITY CLASS: Unclassified

0041AA	FY 10 PBL (CLIN 0038 SUPPORT) — OPTION			LO		$[***]

NOUN: NTE PRICED OPTION

NTE OPTION:

Contractor shall provide PBL Support for the current fiscal year for all fielded SUAV Systems.
	ESTIMATED COST:	$[***]

	FIXED FEE:	$[***]

	Total NTE CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 42 of 100
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Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES		QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative F001)

0042	FY 10 TRAINING (SUPPORT CLIN 0038) — OPTION

NOUN: NTE PRICED OPTION
SECURITY CLASS: Unclassified

0042AA	FY 10 TRAINING (CLIN 0038 SUPPORT) — OPTION			LO		$[***]

NOUN: NTE PRICED OPTION

NTE OPTION:

Contractor shall provide Training Support (TS) for the current fiscal year for all fielded SUAV Systems.

	TARGET COST:	$[***]

	FIXED FEE:	$[***]

	TOTAL NTE CPFF	$[***]

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0043	FY 10 INITIAL SPARES PACKAGE OPTION

NOUN: NOT TO EXCEED OPTION
SECURITY CLASS: Unclassified

0043AA	FY 10 INITIAL SPARES PACKAGE OPTION			LO	See Range Pricing

NOUN: NOT TO EXCEED OPTION

	Range Quantities
FROM	TO	UNIT PRICE
1	10	$	[***]
11	25	$	[***]
26	50	$	[***]
51	113	$	[***]

	NTE OPTION:

Contractor shall provide from 1 to 113 each Initial Spares Packages (ISP) for the current fiscal year for all fielded SUAV Systems.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

	Reference No. of Document Being Continued		Page 43 of 100
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Name of Offeror or Contractor: AEROVIRONMENT INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
STATEMENT OF WORK
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: 12

Packaging and Marking

See Section D

(End of narrative D001)

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance
DOC SUPPL
REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD
001

FOB POINT: Origin

See Attachment 08 for delivery/performance schedule applicable for this CLIN.

(End of narrative F001)

0044	FY 10 DATA OPTION — FOR CLINS 38 — 43			$ ** NSP **	$ ** NSP **

SECURITY CLASS: Unclassified

Description/Specs./Work Statement
PROCUREMENT DOCUMENTATION TITLE:
SEE CDRL’S
PROCUREMENT DOCUMENTATION LOCATION:
ADDENDA: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Delivery IAW DD Form 1423.

(End of narrative FF001)

	Reference No. of Document Being Continued		Page 44 of 100
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Name of Offeror or Contractor: AEROVIRONMENT INC
SECTION D — PACKAGING AND MARKING

	Regulatory Cite	Title	Date

D-1	52.208-4700	REPLACEMENT PRESERVATIVE FOR PENTACHLOROPHENOL (USAAMCOM)	JUL/2001
If packaging requirements of this contract specify the use of wood products and a preservative is required, Pentachlorophenol, commonly referred to as “Penta” or “PCP” is prohibited. Replacement preservatives are 2 percent copper naphthenate, 3 percent zinc naphthenate or 1.8 percent copper 8 quinolinolate.
(End of Clause)
D-2.CLINS 0001, 0003, 0004, 0005, 0006, 0007, 0011, 0012, 0013, 0014, 0018, 0019, 0020, 0021, 0025, 0026, 0027, 0028, 0032, 0033, 0034, 0035, 0039, 0040, 0041, 0042. Packaging and marking requirements are not applicable to these items.
D-3. CLINS 0009, 0016, 0023, 0030, 0037, 0044. The data called for under Exhibit A. Contract Data Requirements List (DD Form 1423) shall be packaged, packed and marked in accordance with (IAW) best commercial practices to assure safe delivery at destination.
D—4. CLINS 0002, 0008, 0010, 0015, 0017, 0022, 0024, 0029, 0031, 0036, 0038, 0043. The supplies to be furnished shall be packaged and packed IAW the Statement of Work, the performance specification, or best commercial practices to assure safe delivery at destination.
*** END OF NARRATIVE D 001 ***

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Name of Offeror or Contractor: AEROVIRONMENT INC
SECTION E — INSPECTION AND ACCEPTANCE

	Regulatory Cite	Title	Date

E-1	52.246- 2	INSPECTION OF SUPPLIES—FIXED-PRICE	AUG/1996
E-2	52.246- 3	INSPECTION OF SUPPLIES—COST-REIMBURSEMENT	MAY/2001
E-3	52.240- 5	INSPECTION OF SERVICES—COST-REIMBURSEMENT	APR/1984
E-4	52.246- 8	INSPECTION OF RESEARCH AND DEVELOPMENT—COST-REIMBURSEMENT	MAY/2001
E-5	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984
E-6	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2003
E-7 CLINS 0001, 0003, 0004, 0005, 0006, 0007, 0011, 0012, 0013, 0014, 0018, 0019, 0020, 0021, 0025, 0026, 0027, 0028, 0032, 0033, 0034, 0035, 0039, 0040, 0041, 0042. Inspection and acceptance of these services and materials will be conducted at the site of performance by the PCO or designated representative.
E-8 CLINS 0009, 0016, 0023, 0030, 0037, 0044. Inspection and acceptance for data submitted via Material Inspection and Receiving Report, DD Form 250, will be made by the Contracting Officer, or designated representative.
E-9 CLINS 0002, 0008, 0010, 0015, 0017, 0022, 0024, 0029, 0031, 0036, 0038, 0043. Inspection and Acceptance for the supplies to be furnished shall be submitted via Material Inspection Receiving Report, DD Form 250, will be made by the Contracting Officer, or designated representative.
*** END OF NARRATIVE E 001 ***

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Name of Offeror or Contractor: AEROVIRONMENT INC
SECTION F — DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date

F-l	52.211-17	DELIVERY OF EXCESS QUANTITIES	SEP/1989
F-2	52.242-15	STOP-WORK ORDER (AUG 1989) — ALTERNATE I	APR/1984
F-3	52.242-15	STOP-WORK ORDER	AUG/1989
F-4	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-5	52.247-29	F.O.B. ORIGIN	FEB/2006
F-6	52.247-61	F.O.B. ORIGIN—MINIMUM SIZE OF SHIPMENTS	APR/1984
F-7	52.247-65	F.O.B. ORIGIN, PREPAID FREIGHT—SMALL PACKAGE SHIPMENTS	JAN/1991
F-8. SEE Attachment 08 for additional deliveries or performance information.
*** END OF NARRATIVE F 001 ***

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Name of Offeror or Contractor: AEROVIRONMENT INC

	PRON/ AMS CD/		OBLG				JOB ORDER	ACCOUNTING	OBLIGATED
LINE ITEM	MIPR	ACRN	STAT	ACCOUNTING CLASSIFICATION			NUMBER	STATION	AMOUNT
0001AA	9U4SU4CCD9	AA	3	21	42040000045E5E22P643747255Y	S01021	49USUA	W31G3H	$	[***]
	643747C0900
0002AA	9U5SUAB1D9	AC	1	21	52040000055E5E22P64374731E8	S01021	59USUA	W31G3H	$	[***]
	643747C0900
0002AB	9U5R44B3D9	AD	1	21	52035000055E5E22P53900031E6	S01021	59UR44	W31G3H	$	[***]
	53900017178
0003AA	9U5SUAC1D9	AB	1	21	52040000055E5E22P643747255Y	S01021	59USUA	W31G3H	$	[***]
	643747C0900
0004AA	9U5SUAC2D9	AB	1	21	52040000055E5E22P643747255Y	S01021	59USUA	W31G3H	$	[***]
	643747C0900
0004AB	9U5SUARVD9	AE	1	21	52040000056N6N7H622307M255Y	S01021	5RNP02	HQ0304	$	[***]
	622307. MP221
	RN5P0201RVD2
0005	9U5SUAC3D9	AB	1	21	52040000055E5E221P643747255Y	S01021	59USUA	W31G3H	$	[***]
	643747C0900
0006AA	9U5SUAC4D9	AB	1	21	52040000055E5E22P643747255Y	S01021	59USUA	W31G3H	$	[***]
	643747C0900
0007AA	9U5SUAC5D9	AB	1	21	52040000055E5E22P643747255Y	S01021	59USUA	W31G3H	$	[***]
	643747C0900
0008AA	9U5SUAB2D9	AC	1	21	52040000055E5E22P64374731E8	S01021	59USUA	W31G3H	$	[***]
	643747C0900
0008AB	9U5R44B4D9	AD	2	21	52035000055E5E22P53900031E6	S01021	59UR44	W31G3H	$	[***]
	53900017178
0010AA	9U6R44A1D9	AG	1	21	62035000065E5E22P52809531E6	S01021	69UR44	W31G3H	$	[***]
	52809563064
0010AB	9U6US0COM2	AH	1	97	6030056SA65E5E22P547UVP31E6	S01021	69USSM	W31G3H	$	[***]
	547UVP00000
0012	9U6GRVA1D9	AF	1	21	62020000065E5E22P1351972571	S01021	69UGRV	W31G3H	$	[***]
	13519700000
0013AA	9U6GRVA1D9	AF	1	21	62020000065E5E22P1351972571	S01021	69UGRV	W3103H	$	[***]
	13519700000
0014AA	9U6GRVB8D9	AF	1	21	62020000065E5E22P1351972571	S01021	69UGRV	W31G3H	$	[***]
	13519700000
0015AA	9U6R44A2D9	AG	1	21	62035000065E5E22P52809531E6	S01021	69UR44	W31G3H	$	[***]
	52809563064
0015AB	9U6USOCOM1	AH	1	97	6030056SA65E5E22P547UVP31E6	S01021	69USSM	W31G3H	$	[***]
	547UVP00000

								TOTAL	$	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Name of Offeror or Contractor: AEROVIRONMENT INC

	TOTAL
	BY				ACCOUNTING	OBLIGATED
SERVICE NAME	ACRN	ACCOUNTING CLASSIFICATION			STATION	AMOUNT
Army	AA	21	42040000045E5E22P643747255Y	S01021	W31G3H	$	[***]
Army	AB	21	52040000055E5E22P643747255Y	S01021	W31G3H	$	[***]
Army	AC	21	52040000055E5E22P64374731E8	S01021	W31G3H	$	[***]
Army	AD	21	52035000055E5E22P53900031E6	S01021	W31G3H	$	[***]
Army	AE	21	52040000056N6N7H622307M255Y	S01021	HQ0304	$	[***]
Army	AF	21	62020000065E5E22P1351972571	S01021	W31G3H	$	[***]
Army	AG	21	62035000065E5E22P52809531E6	S01021	W31G3H	$	[***]
Army	AR	97	6030056SA65E5E22P547UVP31E6	S01021	W31G3H	$	[***]

					TOTAL	$	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1

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Name of Offeror or Contractor: AEROVIRONMENT INC
SECTION H — SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date
H-l	52.243-4000	ENG CHG PROPOSAL, VALUE ENG CHG PROPOSAL, REQUEST FOR DEVIATION, REQUEST FOR WAIVER, ENG RELEASE RECORDS, NOTICE OF REVISION, & SPECIFICATION CHG NOTICE PREPARATION AND SUBMISSION INSTRUCTIONS	JUN/2005
1. Contractor initiated Engineering Change Proposals (ECPs), Value Engineering Change Proposals (VECPs), Request for Deviations (RFDS), and Request for Waivers (REWs), collectively referred to as “proposals”, shall be prepared, submitted and distributed in accordance with paragraphs 2, 3 and 4 below except as specified in paragraph 5 below.
2. Format.
     a. Class 1 ECPs require the “Long Form Procedure” for documenting the change and describing the effects of the change on the suitability and supportability of the Configuration Item (CI). Class I ECPs should be limited to those that are necessary or offer significant benefit to the Government. Class I ECPs are those that affect the performance, reliability, maintainability, survivability, weight, balance, moment of inertia, interface characteristics, electromagnetic characteristics, or other technical requirements in the specifications and drawings. Class I ECPs also include those changes that affect Government Furnished Equipment, safety, compatibility, retrofit, operation and maintenance manuals, interchangeability, substitutability, replaceability, source control specifications and drawings, costs, guarantees or warranties, deliveries, or schedules. Class II ECPs are those that do not affect form, fit and function, cost, or schedule of the system CI and do not meet the other criteria described above for Class I ECPs.
     b. Long Form Procedure, Class I changes to the CI require that AMSAM-RD Form 523, pages 1 through 7 (as applicable), be prepared. Use of this procedure assures that all effects of the change on the CI are properly addressed and documented to the necessary detail to allow proper evaluation of the proposed change.
     c. Short Form Procedure, ECPs and VECPs , which meet the requirements of Class II ECPs, shall be prepared using AMSAM-RD Form 523 (page 1 only). Supplemental pages may be used with the form as necessary. The responsible Contract Management Office (CMO) will enter the appropriate data in Block 5 “Class of ECP”, Block 6 “Justification Codes”, and Block 7 “Priority.”
     d. The Contractor shall not manufacture items for acceptance by the Government that incorporate a known departure from requirements, unless the Government has approved a RFD. RFDs shall be prepared using AMSAM-RD Form 527 or AMSRD-AMR Form 530 (Type I, see block 5 on the form).
     e. The Contractor shall not submit items for acceptance by the Government that include a known departure from the requirements, unless the Government has approved a RFW. RFWs shall be prepared using AMSAM-RD Form 527) or AMSRD-AMR Form 530 (Type II, see block 5 on the form).
     f. Each ECP, RFD or RFW shall be accompanied by a written and signed evaluation prepared by the responsible Defense Contract Management Agency (DCMA) technical representative. The DCMA written evaluation shall be considered part of the ECP/RFD/RFW proposal.
     g. Classification of RFDs/RFWs.
          (1) Major RFDs/RFWs. RFDs/RFWs written against CIs shall be designated as major when the RFD/RFW consists of acceptance of an item having a nonconformance with contract or configuration documentation involving health; performance; interchangeability; reliability; survivability; maintainability; effective use or operation; weight; appearance (when a factor); or when there is a departure from a requirement classified as major in the contractual documentation.
          (2) Critical RFDs/RFWs. RFDs/RFWs written against CIs shall be designated as critical when the RFD/RFW consists of acceptance of an item having a nonconformance with contract or configuration documentation involving safety or when there is a departure from a requirement classified as critical in the contractual documentation.
          (3) Minor RFDs/RFWs. RFDs/RFWs written against CIs shall be designated as minor when the RFD/RFW consists of acceptance of an item having a nonconformance with contract or configuration documentation which does not involve any of the factors listed above in paragraphs g(1) or (2), or when there is a departure from a requirement classified as minor in the contractual documentation.
     h. Proposals shall include sufficient technical data to describe all changes from existing contract requirements.
     i. Proposals shall include sufficient justification for making the change, including a statement of contract impact, if the change is not authorized.
     j. Proposals for ECPs shall set forth a “not to exceed” price and delivery adjustment acceptable to the Contractor if the Government subsequently approves the proposal. If approved, the equitable increase shall not exceed this amount.
     k. Times allowed for technical decisions for ECP and RFD/RFW proposals will be worked out via mutual agreement between the Contractor and the Government.

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Name of Offeror or Contractor: AEROVIRONMENT INC
     1. The Contractor shall submit, concurrent with the ECP, a separate AMSAM-RD Form 525, “Specification Change Notice” (SCN), for each specification that would require revision if the ECP were approved.
     m. Proposals for VECPs shall set forth a “not less than” price and delivery adjustment acceptable to the Contractor if the Government subsequently approves the proposal. If approved, the savings shall not be less than this amount.
     n. The Contractor shall utilize AMSAM-RD Form 526, “Engineering Release Record” (ERR) to release new or revised configuration documentation to the Government for approval.
     o. The Contractor shall utilize AMSAM-RD Form 524, “Notice of Revision” (NOR) to describe the exact change(s) to configuration documentation specified as a data requirement in the contract. The Contractor shall describe the change using sub-sections entitled “WAS” to describe the current contractual technical requirement and “IS” to describe the proposed new requirement.
3. Submittal. The Contractor shall submit two (2) copies of each proposal to the responsible Administrative Contracting Officer (ACO). One (1) copy of each proposal shall be returned to the Contractor within (5) working days after receipt by the ACO, stating whether or not the proposal is in compliance with this provision. Any unresolved differences between the ACO and the Contractor concerning ECPs, VECPs, RFWs or RFDs will be submitted to the PCO for resolution. Submittals may be made by electronic means by scanning the appropriate completed forms into a computer or preparing the forms electronically.
4. Distribution.
     a. Electronic Distribution. The preferred method of distribution is through the Internet E-mail System to the PCO. Microsoft Word is required for use with the transmittal letter (E-mail). Required forms will be attached to the E-mail. All forms may be obtained from the AMCOM Acquisition Center Website (https://wwwproc.redstone.army.mil/acquisition) by clicking on “Forms/Checksheets.” The forms are in both “Adobe Acrobat” and “Form Flow” formats. In order to access and use the forms, the user must have the “Adobe Acrobat” or “Form Flow” software installed on their computer. Drawings may be scanned into the computer and sent as an attachment. In some cases, because of size, drawings may have to be sent as hard copies or sent under special electronic instructions provided by the PCO. Contractors who do not have access to the AMCOM Acquisition Center Website will need to contact the PCO, the appropriate Project Office Configuration Management Office, or the Technical Data Management Division (AMSRD-AMR-SE-TD) to have the forms sent to their facility.
     b. Hard Copy Distribution of Class I or II ECPs and RFD/RFWs. For each Class I or II ECP, or each RFD/RFW that the ACO determines to be in compliance with this provision, the Contractor shall submit the original plus five copies to the PCO and one copy to the ACO. Upon receipt of any type of change proposal that is submitted to the PCO, the ACO shall immediately submit DCMA’s written evaluation pertaining to the proposed engineering change action to the PCO. Assistance in preparing any of these proposals may be obtained from the ACO or AMCOM Change Control Point at:
Aviation and Missile Research, Development, and Engineering Center
ATTN: ANSRD-AMR-SE-TD-CM
Redstone Arsenal, AL 35898-5000
          Telephone: 256-876-1335
     c. Hard Copy Distribution of VECPs. For each VECP that the ACO determines to be in compliance with this provision, the Contractor shall submit the original plus five copies to the PCO and one copy to the ACO. Upon receipt of any VECP that is submitted to the PCO, the ACO shall immediately submit DCMA’s written evaluation to the PCO. The Contractor shall also submit one copy of the VECP to the Value Engineering Program Manager (VEPM) whose address is below. Assistance in preparing VECPs may be obtained from the VEPM.
Aviation and Missile Research, Development, and Engineering Center
ATTN: AMSRD-AMR-SE-IO-VE
Redstone Arsenal, AL 35898-5000
          Telephone: 256-876-8163
5. Alternate Format, Submittal or Distribution Process. Proposals may be prepared in a different format, submitted using a different submittal process or distributed in a different manner than specified in paragraphs 2, 3 and 4 above, so long as the alternate approach is in accordance with a Government approved configuration management plan governed by this contract or the PCO authorizes the alternate format, submittal, or distribution process.
6. Government Acceptance. Acceptance of a proposal by the Government shall be affected by the issuance of a change order or execution of a supplemental agreement incorporating the proposal into the contract unless the PCO authorizes another method of acceptance. The Government will notify the Contractor in writing if a proposal is determined to be unacceptable.
(End of clause)

H-2	RESERVED

H-3	RESERVED

H-4	SPECIAL DEFINITIONS

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Name of Offeror or Contractor: AEROVIRONMENT INC

CONTRACTOR REPRESENTATIVES DEPLOYED ON-SITE ARE ELIGIBLE FOR CONSIDERATIONS PROVIDED TO COMPANY GRADE OFFICERS, SUBJECT TO AVAILABILITY AND APPROVAL OF THE INSTALLATION/SITE COMMANDER.

H-5	FLIGHT ON MILITARY AIRCRAFT

TRAVEL BY COMMERCIAL/GOVERNMENT/U.S. ARMY AIRCRAFT IS AUTHORIZED IN SUPPORT OF ANY DEPLOYMENT OPERATIONS. IF TRAVEL IS IN CONJUNCTION WITH OBLIGATIONS TO PROVIDE LOGISTICAL SUPPORT (I.E., AIRCRAFT REPAIR AND TECHNICAL ASSISITANCE UNDER THIS CONTRACT), SUPPORT WILL BE AS NECESSARY TO ACCOMPLISH DEPLOYMENT OBJECTIVES. THE CONTRACTOR WILL BE REQUIRED TO FLY VIA MILITARY FIXED WING OR ROTARY AIRCRAFT DURING THIS DEPLOYMENT. THIS REQUIREMENT INCLUDES THE INITIAL DEPLOYMENT TO THE OCONUS LOCATION.

H-6	STATUS OF FORCES AGREEMENTS (SOFA) LOGISTICS SUPPORT AND PRIVILEGES

SOFA LOGISTICS SUPPORT AND PRIVILEGES, AS AVAILABLE, WILL BE FURNISHED TO THE CONTRACTOR AND WILL BE THE SAME AS THOSE PROVIDED FOR DOD CIVILIANS, GS-11 OR EQUIVALENT. PAYMENT FOR LODGING AND SUBSISTENCE WILL BE PROVIDED UNDER THE TERMS AND CONDITIONS OF THIS CONTRACT. FOR THE PERIOD OF ACCREDITATION, WITH THE APPROVAL OF THE LOCAL COMANDER, THE CONTRACTOR WILL BE PROVIDED THE FOLLOWING;
A.	ACCESS TO THE BASE COMMISSARY AND AAFES FACILITIES (MILITARY EXCHANGE, INCLUDES RATIONED ITEMS);

B.	ACCESS TO U.S. MILITARY FACILITIES;

C.	ACCESS TO AND USE OF MILITARY BANKING FACILITIES AND/OR MILITARY FINANCE OFFICES;

D.	ACCESS TO AND USE OF MORTUARY SERVICES;

E.	ACCESS TO AND USE OF MILITARY POST OFFICES;

F.	ACCESS TO AND USE OF MILITARY BILLETING FACILITIES;

G.	ACCESS TO AND USE OF OFFICER OR NCO/EM CLUBS;

H.	ACCESS TO AND USE OF MILITARY SUPPLY SYSTEMS, AS APPROPRIATE;

I.	PURCHASE OF PETROLEUM AND OIL;

J.	ACCESS TO AND USE OF MESSING FACILITIES AT REMOTE SITES ONLY (REIMBURSABLE);

K.	CUSTOMS EXEMPTION;

L.	ACCESS TO AND USE OF MEDICAL/DENTAL SERVICES ON A REIMBURSABLE BASIS.

IF DEPLOYMENT IS REQUIRED UNDER THIS CONTRACT TO COUNTRIES WITHOUT A SOFA, A LETTER OF ACCREDITATION/AUTHORIZATION WILL BE ISSUED ON AN “AS NEEDED” OR CASE-BY-CASE BASIS FOR CONTRACTOR CIVILIAN EMPLOYEES, GS-11 OR EQUIVALENT, SUBJECT TO LOCAL POLICY, REGULATIONS, AND AVAILABILITY.

H-7	Contractor Support in a Deployment Situation
1.0 — Purpose
The contractor shall provide support for the SUAV System Program in support of deployments, contingencies and exercises in CONUS and OCONUS locations. Support shall be provided during deployment, during in-theater of operations, and during redeployment from areas of operation, contingencies, and exercises.
2.0 — Obligation
The contractor’s obligation in providing contractor support in a deployment situation is limited to providing its reasonable best efforts to provide personnel to deploy with a military unit in a deployment situation that could involve hostilities. The contractor’s subsequent inability to provide personnel is an excusable delay and the contract cannot be terminated for default as a result thereof.
No change in the scope or within the scope of this contract, which would effect a change in any term or provision of this contract shall be made except by official contract modification executed by the Contracting Officer. The contractor shall ensure that all contractor personnel are knowledgeable and cognizant of this contract clause. Changes to contract effort accepted and performed by contractor personnel outside of the scope of this contract without specific authorization of the contracting officer shall be the responsibility of the contractor.
The contracting officer may change the priorities of the contractor’s activities within the terms and conditions of the contract.
The contractor is responsible for supervision and direction of all contractor personnel and for on-site liaison with functional U.S. organizations. The contractor and its personnel shall not supervise or be supervised by government personnel.
The regional combatant commander (previously referred to as the commander in chief [CINC]) is responsible for accomplishing the mission and ensuring the safety of all deployed military, government civilians, and contractor employees in support of US military operations.
When US citizen contractor employees are involved in supporting an operation, they must be accounted for in the similar manner as military and DAC personnel.

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Name of Offeror or Contractor: AEROVIRONMENT INC
3.0 — Definition of Terms
“Contractor Personnel” includes all agents, personnel, subcontractors, and vendors of the prime contractor. For deployment purposes, contractor personnel are neither combatants nor noncombatants. Under international agreement, they are considered civilians authorized to accompany the force in the field.
“Combat Related Tasks” means any aggressive offensive hostile action against an enemy of the United States other than actions directly related to self-defense.
“Contracting Officer”, for the purposes of this clause only, includes the Contracting Officer’s technical representatives and the Contracting Officer’s designated representatives.
“Deployment” is the relocation of forces to desired areas of operations.
4.0 — Reserved
5.0 — Management
5.0.1 The contractor shall ensure that all contractor personnel, including subcontractors, comply with all guidance, instructions, and general orders applicable to U.S. Armed Forces and DOD civilians and issued by the Theater Commander or his/her representative. This will include any and all guidance and instructions issued based upon the need to ensure mission accomplishment, force protection and safety.
5.0.2 The contractor shall comply, and shall ensure that all deployed contractor personnel comply, with pertinent Service and DoD directives, policies, and procedures. The contractor shall also ensure compliance with all federal statutes, judicial interpretations and international agreements (e.g., Status of Forces Agreements, Host Nation Support Agreements, etc.) applicable to U.S. Armed Forces or U.S. citizens in the area of operations. Disputes will be resolved by the Contracting Officer. Except when required by statue, contractor personnel will not be subject to the Uniform Code of Military Justice, including, without limitation, the absence/desertion provisions of the code. When criminal activity is involved, the Host Nation’s laws and international agreements may take precedence. In the absence of any host-nation involvement, the commander may utilize the Military Extraterritorial Jurisdiction Act (Public Law 106-523) of 2000.
5.0.3 The contractor shall take reasonable steps to ensure the professional conduct of its personnel and subcontractors.
5.0.4 The contractor shall promptly resolve, to the satisfaction of the Contracting Officer, all contractor personnel performance and conduct problems identified by the cognizant Contracting Officer or his/her designated representative.
5.0.5 The Contracting Officer may direct the contractor, at the contractor’s expense, to remove or replace any contractor personnel failing to adhere to instructions and general orders issued by the Theater Commander or his/her designated representative.
5.0.6 The Contracting Officer, the Contracting Officer’s technical representative, and the Contracting Officer’s representatives are the U.S. Government (“Government”) officials responsible for administering the contractor’s performance. All questions regarding authorized direction should be brought to the attention of one of these Government officials.
5.1 — Accounting for Personnel
5.1.1 As directed by the Contracting Officer or his/her representative and based on instructions of the Theater Commander, the contractor shall report its personnel, including third country nationals, entering and/or leaving the area of operations by name, citizenship, location, Social Security number (SSN) or other official identity document number.
5.1.2 Contractor personnel shall be assigned to the Logistics Support Element for administrative and personnel reporting purposes and shall comply with the reporting instructions of the Logistics Support Element commander.
5.2 — Risk Assessment and Mitigation
5.2.1 The contractor will prepare plans for support of military operations as required by the contract or as directed by the Contracting Officer.
5.2.2 For badging and access purposes, the contractor will provide the Service with a list of all personnel (including qualified subcontractors and/or local vendors being used in the area of operations) with all required identification and documentation information. Changes/updates will be coordinated with service representative.
5.2.3 As required by the operational situation, the Government will relocate contractor personnel (who are citizens of the United States, aliens resident in the United States or third country nationals, not resident in the host nation) to a safe area or evacuate them from the area of operations. The U.S. State Department has responsibility for evacuation of non-essential personnel.
5.2.4 The contractor will brief its personnel regarding the potential danger, stress, physical hardships and field living conditions.

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5.2.5 The contractor will require all its personnel to acknowledge in writing that they understand the danger, stress, physical hardships and field living conditions that are possible if the personnel deploy in support of military operations.
5.2.6 The contractor will designate a point of contact for all of its plans and operations and establish an operations center to plan and control the contractor deployment process and resolve operational issues with the deployed force.
5.2.7 The Government will provide operational support services, as available, to the Contractor, to include connectivity to telecommunications resources, or any other services that are needed to assist the contractor in performing its mission
5.2.8 The Government will incorporate contractor personnel into Government Contingency Plans and contractor personnel will be afforded the same rights privileges, protection and priority as U.S. Government personnel.
5.3 — Reserved
5.4 — Reserved
5.5 — Force Protection
5.5.1 While performing duties in accordance with the terms and conditions of the contract, the Service will provide force protection to contractor personnel commensurate with that given to Service/Agency (e.g. Army, Navy, Air Force, Marine, Defense Logistics Agency (DLA)) civilians in the operations area.
5.5.2 Contractor personnel accompanying U.S. Armed Forces may be subject to hostile actions. If captured, the status of contractor personnel will depend on the type of conflict, applicability of any relevant international agreements, and the nature of the hostile force. The full protections, granted to Prisoners of War (POW) under the Geneva (1949) and Hague (1907) Conventions apply only during international armed conflicts between the signatories to these conventions. Therefore, contractor personnel status will depend on the specific circumstances of an operation. When the United States is a participant in an international armed conflict, contractor personnel are entitled to be protected as POWs if captured by a force that is a Geneva/Hague convention signatory. To ensure proper treatment, contractor personnel will be provided with a Geneva Conventions (DD Form 489) or similar identification card. Contractor personnel will be considered at least GS-12 equivalents for this purpose.
5.5.3 The Government shall support requests of contractor personnel to pay counsel fees, court costs, bail, interpreter fees or other fees and expenses pursuant to 10 U.S.C. Section 1037.
5.6 — Vehicle and Equipment Operation
5.6.1 The contractor shall ensure personnel possess the required civilian licenses to operate the equipment necessary to perform contract requirements in the theater of operations in accordance with the Statement of Work.
5.6.2 The Government authorizes deployed contractor personnel to operate, drive, and/or ride Government Tactical Vehicles as required in the performance of their duties in execution of this contract. Before operating any military owned or leased equipment, the contractor personnel shall provide proof of license (issued by an appropriate governmental authority) to the Contracting Officer or his/her representative.
5.6.3 The Government, at its discretion, may train and license contractor personnel to operate military owned or leased equipment.
5.6.4 While operating a military owned or leased vehicle or equipment, contractor personnel may be subject to the local laws and regulations of the country, area, city, and/or camp in which deployed. The contractor and its personnel may be held jointly and severally liable for all damages resulting from the unsafe or negligent operation of military owned or leased equipment.
5.7 — Response Time, On-Call Duty or Extended Hours
5.7.1 The contractor, upon issuance of a task order, modification, or equivalent order by the Contracting Officer or his/her designated representative, shall effect all actions necessary to ensure all required personnel and equipment are at the location(s) identified and at the times specified in the task order, modification or equivalent order.
5.7.2 The contractor shall be reasonably available to work “on-call” during other than “regular hours” to perform high priority tasks.
5.7.3 The Contracting Officer, or his/her designated representative, will identify the parameters of “on-call” duty.
5.7.4 The contractor shall be available to work extended hours to perform mission essential tasks as directed by the Contracting Officer.
5.7.5 The Contracting Officer may negotiate an equitable adjustment to the contract consistent with pre-award cost negotiations concerning extended hours, surges, and overtime requirements.

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5.8 — Clothing and Equipment Issue
5.8.1 The contractor shall ensure that contractor personnel possess the necessary personal clothing and safety equipment to execute contract performance in the theater of operations in accordance with the statement of work. Clothing should be distinctive and unique and not imply that the contractor is a military member, while at the same time not adversely affecting the Government’s tactical position in the field.
5.8.2 Unless specifically authorized by the Theater Commander, contractors accompanying the force are not authorized to wear military uniforms, except for specific items required for safety and security. If required, the Government shall provide to the contractor all military unique organizational clothing and individual equipment. Types of organizational clothing and individual equipment may include Nuclear, Biological, and Chemical defensive equipment.
5.8.2.1 The Contracting Officer shall identify to the contractor the organizational clothing and individual equipment. Upon receipt of organizational clothing and individual equipment, the contractor shall assume responsibility and accountability for these items.
5.8.2.2 The contractor or contractor personnel shall sign for all issued organizational clothing and individual equipment, thus, acknowledging receipt and acceptance of responsibility for the proper maintenance and accountability of issued organizational clothing and individual equipment.
5.8.2.3 The contractor shall ensure that all issued organizational clothing and individual equipment is returned to the Government. Upon return of organizational clothing and individual equipment to the Government, the contractor shall be responsible for requesting, maintaining, and providing to the Contracting Officer documentation demonstrating the return of issued organizational clothing and individual equipment to Government control.
5.8.2.4 The Contracting Officer will require the contractor to reimburse the Government for organizational clothing and individual equipment lost or damaged due to the contractor’s willful misconduct.
5.9 — Legal Assistance
5.9.1 The contractor will ensure its personnel deploying to or in a theater of operations are furnished the opportunity and assisted with making wills and other estate planning instruments as well as with any necessary powers of attorney prior to deployment processing and/or deployment.
5.9.2 While contractor personnel are deployed in the theater of operations, the Government shall provide legal assistance in accordance with the following conditions and as permissible under Military Department Regulations.
5.9.2.1 The legal assistance is in accordance with applicable international agreements and approved by the host nation government.
5.9.2.2 Legal assistance, which is provided, is limited and ministerial in nature (for example, witnessing signatures on documents and providing notary services), legal counseling (to include review and discussion of legal correspondence and documents), and legal document preparation (limited to powers of attorney and advanced medical directives), and help retaining non-DOD civilian attorneys.
5.10 — Central Processing and Departure Point (Conus Replacement Center — CRC)
5.10.1 The Government is responsible for providing information on all requirements necessary for deployment. For any contractor personnel determined by the Government at the deployment processing site to be non-deployable, the contractor shall promptly remedy the problem. If the problem cannot be remedied in time for deployment, a replacement having equivalent qualifications and skills shall be provided to meet the re-scheduled deployment timeline as determined by the Contracting Officer.
5.10.2 The Contracting Officer shall identify to the contractor all required mission training and the location of the required training.
5.10.3 The contractor shall ensure that all deploying personnel receive all required mission training and successfully complete the training.
5.10.4 The Contracting Officer shall inform the contractor of all Nuclear, Biological, and Chemical (NBC) equipment and Chemical Defensive Equipment (CDE) training requirements and standards.
5.10.5 The Government shall provide the contractor personnel with CDE familiarization training for the performance of mission essential tasks in designated high threat countries. This training will be commensurate with the training provided to DoD civilian personnel.
5.11 — Standard Identification Cards
5.11.1 The Contracting Officer shall identify to the contractor all identification cards and tags required for deployment and shall inform the contractor where the identification cards and tags are to be issued.
5.11.2 The Contracting Officer shall coordinate for issuance of required identification cards and tags for all contractor personnel not processing through a CRC.

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5.11.3 The contractor shall ensure that all deploying individuals have the required identification tags and cards prior to deployment.
5.11.4 Upon redeployment, the contractor will ensure that all issued controlled identification cards and tags are returned to the Government.
5.12 — Medical
5.12.1 The Contracting Officer shall provide the contractor with all physical, medical, and dental requirements and standards necessary for deployment. The contractor shall conduct physical and medical evaluations, as necessary, of all of its deployable personnel at contractor and/or employee expense to ensure that they are capable of enduring the rigors of deployment in support of the military operation. Physical and medical evaluation costs due to Government requirements that are above normal physical and medical evaluation requirements will be considered allowable costs.
5.12.2 The contractor shall be responsible for providing qualified, capable personnel who meet the physical standards, medical requirements, and standard immunization requirements for job performance in the designated theater of operations. Army Regulation 40-562 provides detailed information concerning immunizations. The Centers for Disease Control provide an Internet-based health information service that includes recommended immunizations at www.cdc.gov/travel.
5.12.3 Contractor personnel shall be required to present their medical and dental records with a recent history and physical not over 12 months old for screening at the CRC. The dental record must indicate a dental exam that is not over six months old. Medical screening at the CRC may include DNA sampling and military/area unique immunizations for contractors deploying OCONUS.
5.12.4 RESERVED
5.12.5 While in the area of operations, eligible contractor personnel deployed shall receive medical and dental care/support equivalent to that provided to military personnel. This care will include, as required:
\’b7 Inpatient and outpatient services (routine and emergency care).
\’b7 Pharmaceutical Support.
\’b7 Evacuation
\’b7 Any other medical support as determined by appropriate military authorities, in accordance with recommendations from the command surgeon.
5.12.6 The Government shall provide injections against biological and chemical warfare to contractor personnel as appropriate.
5.12.7 Deploying civilian contractor personnel shall carry with them a minimum 90-day supply of any medication they require. When required, contractor personnel will deploy with two pairs of eyeglasses and a current prescription.
5.13 — Weapons and Training
5.13.1 In no event shall the contractor or contractor personnel be required to perform Combat Related Tasks.
5.13.2 The government may issue weapons (sidearms) for self-defense to contractor personnel. Acceptance of weapons by contractor personnel is at the discretion of the contractor and its personnel. When accepted, contractor personnel are responsible for using the weapons in accordance with the rules of engagement, policies, regulations, instructions, directives, guidance, and orders issued by the Theater Commander, which shall be provided to or made known to contractor personnel, all military regulations, and any contractor policies regarding possession, use, safety, and accountability of weapons and ammunition. Contractor personnel self-defense is not a contract requirement; therefore, contractor personnel are legally liable for any use that is not in accordance with these above rules, instructions, directives, guidance, orders, regulations, and policies. Only military issued ammunition may be used in any weapon that is accepted.
5.13.3 Prior to issuing any weapons to contractor personnel, the Government shall provide the contractor personnel with weapons familiarization training commensurate to training provided to Department of Defense civilian personnel.
5.13.4 The contractor shall ensure that its personnel adhere to all guidance and orders issued by the Theater Commander or his/her representative regarding possession, use, safety and accountability of weapons and ammunition.
5.13.5 Upon redeployment or notification by the Government, the contractor shall ensure that all Government issued weapons and ammunition are returned to Government control.
5.13.6 Contractors will screen contractor personnel, and Subcontractors, to ensure that personnel may be issued a weapon in accordance with U.S. or applicable host nation laws. Evidence of screening will be presented to the Contracting Officer.
5.14 — Passports, Visas, Customs and Travel Orders
5.14.1 The contractor is responsible for obtaining all passports, visas, or other documents necessary to enter and/or exit any area(s) identified by the Contracting Officer for contractor personnel.

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5.14.2 All contractor personnel shall be subject to the customs processing procedures, entrance and exit requirements, to include laws, treaties, agreements and duties for the country in which they are deploying, and the customs requirements, procedures, laws, and duties of the United States upon re-entry.
5.14.3 The Contracting Officer will determine and stipulate the allowability and allocability of payment for entry/exit duties on personal items in possession of contractor personnel per U.S. Customs Service rates and restrictions.
5.14.4 The Government will supply the contractor with a Letter of Authorization/identification, or its equivalent, when necessary to performance of the contract in a deployment situation.
5.15 — Reception, Staging, Onward Movement and Integration
5.15.1 Upon arrival in the area of operations, contractor personnel will receive Reception, Staging, Onward movement and integration (RSO&I), as directed by the Theater Commander or his/her designated representative through the Contracting Officer or his/her designated representative.
5.15.2 The contractor should be prepared to move material and equipment using Government transportation and comply with applicable transportation regulations, such as MILSTAMP, etc., for safety, packaging, tie-down, etc.
5.16 — Living Under Field Conditions
The Government shall provide to contractor personnel deployed in the Theater of Operations the equivalent field living conditions, quarters, subsistence, sanitary facilities, mail delivery, laundry service, emergency medical and dental care, emergency notification, and other available support afforded to Government personnel and military personnel in the theater of operations. When living in the field environment, contractor personnel shall maintain a clean living area, be considerate of others, and adhere to the Commander’s policies, directives, instructions, etc.
5.17 — Morale, Welfare and Recreation
The Government shall provide contractor personnel deployed in the theater of operations morale, welfare, and recreation services commensurate with that provided to Department of Defense civilians and military personnel deployed in the theater of operations providing the appropriate commander approves.
5.18 — Status of Forces Agreement
5.18.1 Contractor personnel shall be granted Status of Forces Agreement (SOFA) protection where appropriate. When applicable, these agreements may establish legal obligations independent of contract provisions. SOFA agreements also define the legal status (e.g., host-nation criminal and civil jurisdiction) and legal obligations (e.g., taxes, customs, etc.) of contractors in a host nation.
5.18.2 The Contracting Officer shall inform the contractor of the existence of all relevant SOFA and other similar documents, and provide copies upon request.
5.18.3 The contractor is responsible for obtaining all necessary legal advice concerning the content, meaning, application, etc. of any applicable SOFAs, and similar agreements. The contractor will inform the Contracting Officer of any impacts of these agreements.
5.18.4 The contractor shall adhere to all relevant provisions of the applicable SOFAs and other similar related agreements.
5.18.5 The contractor is responsible for providing the Government with the required documentation to acquire invited contractor or technical expert status, if required by SOFA.
5.19 — Tour of Duty/Hours of Work
5.19.1 The Contracting Officer, or his/her representative, shall provide the contractor with the anticipated duration of the deployment. The contractor shall comply with all duty hours and tours of duty identified by the Contracting Officer or his/her designated representative.
5.19.2 The contractor may rotate contractor personnel into and out of the theater provided there is not degradation in mission. The contractor’s rotation of contractor personnel should be appropriate with the duration of the deployment. The contractor will coordinate personnel changes with the Contracting Officer or the Contracting Officer’s representative.
5.19.3 The Contracting Officer shall provide the contractor with the anticipated work schedule.
5.19.4 The Contracting Officer, or his/her designated representative, may modify the work schedule to ensure the Government’s ability to continue to execute its mission.

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5.19.5 If contractor personnel depart an area of operations without contractor permission, the contractor will ensure continued performance in accordance with the terms and conditions of the contract. The replacement is at contractor expense and must be in place within 30 days or as directed by the Contracting Officer or his/her designated representative.
5.20 — Health and Life Insurance
The contractor shall ensure that health and life insurance benefits provided to its deploying personnel are in effect in the Theater of Operations and allow traveling in military vehicles. Insurance is available under the Defense Base Act and Longshoreman’s and Harbor Workers Compensation Act administered by the Department of Labor.
5.21 — Next of Kin Notification
Before deployment, the contractor shall ensure that each contractor personnel completes a DD Form 93, Record of Emergency Data Card, and returns the completed form to the designated Government official.
5.22 — Return Procedures
5.22.l Upon notification of redeployment, the Contracting Officer shall authorize contractor personnel travel from the Theater of Operations to the designated CONUS Replacement Center (CRC) or individual deployment site.
5.22.2 The contractor shall ensure that all Government-issued clothing and equipment provided to the contractor or the contractor’s personnel are returned to Government control upon completion of the deployment.
5.22.3 The contractor shall provide the Contracting Officer with documentation, annotated by the receiving Government official, of all clothing and equipment returns.
5.23 — Pay
In the event that the contractor must pay additional compensation above that contemplated under the contract, to retain or obtain personnel to perform in a theater of operations during a declared contingency, the contractor shall be entitled to an equitable adjustment under this contract. The contractor shall furnish proper data to the Contracting Officer to substantiate any adjustment to the contract. Failure to agree to an amount of any such adjustment shall be a dispute within the meaning of the clause entitled “Disputes” as contained in this contract.
5.24 — Special Legal
Public Law 106-523, Military Extraterritorial Jurisdiction Act of 2000, amended Title 18, U.S. Code, to establish Federal Jurisdiction over certain criminal offenses committed outside the United States by persons employed by or accompanying the Armed Forces, or by members of the Armed Forces who are released or separated from active duty prior to being identified and prosecuted for the commission of such offenses, and for other purposes.
6.0 — Media
Contractor shall request guidance from Government media operations center if and/or when they are approached by reporters seeking interviews or information on their participation in the mission/operation.
*** END OF NARRATIVE H 001 ***
H-8 Option Exercise Provision
a. The following SLINs, which represent the LRIP requirements, are priced options. They may be exercised unilaterally by the government by written notice to the contractor during the option exercise period which is anytime between award of the basic contract and 31 December 2005. The quantity of 10 each for SLINs 0002AA and 0008AA is a firm quantity. The delivery schedule/periods of performance are as stated in Attachment 08.

SLIN	Description
0002AA	Low Rate Initial Production
Quantity 10 each

0003AA	Contractor/DT Test

0004AA	Engineering Services

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SLIN	Description

0005AA	Accounting for Contract Services

0006AA	Logistics Support

0007AA	Training

0008AA	Initial Spares
Quantity to Support 10 LRIP Systems
b. The following SLINs, which represent the FY06 Full Rate Production requirements, are firm options. They may be exercised unilaterally by the government by written notice to the contractor during the option exercise period of 1 October 2005 through 30 September 2006. SLINs 0010AA and 0015AA are for range quantities. These options SLINs (0010AA and 0015AA) may be exercised one or more times within the option exercise period as long as the cumulative quantity exercised does not exceed the upper range quantity. If these options are exercised, deliveries of the option quantities will be spread over the twelve month period following option exercise. The periods of performance for SLINs 0011AA, 0012AA, 0013AA and 0014AA are as stated in Attachment 08.

SLIN	Description
0010AA	FY06, Full Rate Production
Quantity Range 1-376 each

0015AA	FY06, Full Initial Spares Package
Quantity Range 1-376 each

0011AA	FY06, Engineering Services

0012AA	FY06, Accounting for Contract Services

0013AA	FY06, Logistics Support

0014AA	FY06, Training
c. The NTE options (range quantities) for the SLINs shown below may be exercised unilaterally by the government by written notice to the contractor during the option exercise period identified. The options may be exercised one or more times within the option exercise period as long as the cumulative quantity exercised does not exceed the upper range quantity. If the options are exercised, deliveries of the option quantities will be spread over the twelve month period following option exercise.

SLIN	Description	Option Exercise Time Period
0017AA	FY07, Full Rate Production	Anytime during the period
	Quantity Range 1-407 each	of 1 Oct 06 30 Sep 07

0022AA	FY07, Initial Spares Package	Anytime during the period
	Quantity Range 1-407 each	of 1 Oct 06 30 Sep 07

0024AA	FY08, Full Rate Production	Anytime during the period
	Quantity Range 1-305 each	of 1 Oct 07 30 Sep 08

0029AA	FY08, Initial Spares Package	Anytime during the period
	Quantity Range 1-305 each	of 1 Oct 07 30 Sep 08

0031AA	FY09, Full Rate Production	Anytime during the period
	Quantity Range 1-217 each	of 1 Oct 08 30 Sep 09

0036AA	FY09, Initial Spares Package	Anytime during the period
	Quantity Range 1-217 each	of 1 Oct 08 30 Sep 09

0038AA	FY10, Full Rate Production	Anytime during the period
	Quantity Range 1-113 each	of 1 Oct 09 30 Sep 10

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SLIN	Description	Option Exercise Time Period
0043AA	FY10, Initial Spares Package	Anytime during the period
	Quantity Range 1-113 each	of 1 Oct 09 30 Sep 10
d. The NTE options for the SLINs shown below may be exercised unilaterally by the government by written notice to the contractor during the option exercise period identified. These options will be exercised only if the corresponding Full Rate Production and Initial Spares SLIN(s) shown in c. above are exercised. The period of performance for all of the below listed SLINs is as stated in Attachment 08.

SLIN	Description	Option Exercise Time Period
0018AA	FY07, Engineering Services	Anytime during the period
of 1 Oct 06 30 Sep 07

0019AA	FY07, Accounting for Contract Sevices	Anytime during the period
1 Oct 06 30 Sep 07

0020AA	FY07, Performance Based Logistics Support	Anytime during the period
of 1 Oct 06 30 Sep 07

0021AA	FY07, Training	Anytime during the period
of 1 Oct 06 30 Sep 07

0025AA	FY08, Engineering Services	Anytime during the period
of 1 Oct 07 30 Sep 03

0026AA	FY08, Accounting for Contract Services	Anytime during the period
of 1 Oct 07 30 Sep 08

0027AA	FY08, Performance Based Logistics Support	Anytime during the period
of 1 Oct 07 30 Sep 08

0028AA	FY08, Training	Anytime during the period
of 1 Oct 07 30 Sep 08

0032AA	FY09, Engineering Services	Anytime during the period
of 1 Oct 08 30 Sep 09

0033AA	FY09, Accounting for Contract Services	Anytime during the period
of 1 Oct 08 30 Sep 09

0034AA	FY09, Performance Based Logistics Support	Anytime during the period
of 1 Oct 08 30 Sep 09

0035AA	FY09, Training	Anytime during the period
of 1 Oct 08 30 Sep 09

0039AA	FY10, Engineering Services	Anytime during the period
of 1 Oct 09 30 Sep 10

0040AA	FY10, Accounting for Contract Services	Anytime during the period
of 1 Oct 09 30 Sep 10

0041AA	FY10, Performance Based Logistics Support	Anytime during the period
of 1 Oct 09 30 Sep 10

0042AA	FY10, Training	Anytime during the period
of 1 Oct 09 30 Sep 10
e. A proposal for definitizing the NTE options in paragraphs a., b., c. and/or d. shall be submitted by the contractor within 60 days after exercise of the option. The proposal shall be adequate for the purposes of definitization and shall include certified cost or pricing data. In no event shall the final negotiated amount be greater than the NTE amount shown for the option CLIN set forth in Section B, for the appropriate quantity.

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*** END OF NARRATIVE H 002 ***
H-9 Information and/or material identified ‘For Official Use Only’ (FOUO) shall be protected and handled in accordance with the following:
     a. DEFINITION. Information that has not been given a security classification pursuant to the criteria an Executive Order, but which may be withheld from the public for one or more reasons cited in Freedom of Information Act (FOIA) Exemptions 2 through 9 shall be considered as being For Official Use Only. No other material shall be considered or marked ‘For Official Use Only’ (FOUO). FOUO is not authorized as a form of classification to protect national security interests.
     b. SAFEGUARDING FOUO INFORMATION.
          (1) During Duty Hours: During normal working hours information determined to be FOUO shall be placed in an out-of-sight location if visitors, casual traffic and other nongovernment/noncontractor personnel have access to the work area.
          (2) During Nonduty Hours: At the close of business, FOUO records shall be stored so as to preclude unauthorized access. Filing such material with other unclassified records in unlocked files or desks, etc., is adequate when normal U.S. Government or government/contractor internal building security is provided during nonduty hours. When such internal security control is not exercised, locked buildings or rooms normally provide adequate after-hours protection. If such protection is not considered adequate, FOUO material shall be stored in locked receptacles such as file cabinets, desks or bookcases.
     c. TRANSMISSION OF FOUO INFORMATION. FOUO information will be transported in a manner that precludes disclosure of its contents. When not commingled with classified information, FOUO information may be sent via first-class mail or parcel post. Bulky shipments that otherwise qualify under postal regulations may be sent fourth-class mail. Transmittal documents will call attention to the presence of FOUO attachments.
     d. TERMINATION, DISPOSAL AND UNAUTHORIZED DISCLOSURES.
          (1) Termination: The originator or other competent authority, e.g., initial denial and appellate authorities, shall terminate ‘For Official Use Only’ markings or status when circumstances indicate that the information no longer requires protection from public disclosure. When FOUO status is terminated, all known holders shall be notified, to the extent practical. Upon notification, holders shall efface or remove the ‘For Official Use Only’ markings, but records in file or storage need not be retrieved solely for that purpose.
          (2) Disposal: FOUO materials may be destroyed by tearing each copy into pieces to preclude reconstruction, and placing them in regular trash containers. When local circumstances or experience indicates that this destruction method is not sufficiently protective of FOUO information, local authorities may direct other methods but must give due consideration to the additional expense balanced against the degree of sensitivity of the type of FOUO information contained in the records.
          (3) Unauthorized Disclosure: The unauthorized disclosure of FOUO information does not constitute an unauthorized disclosure of DOD information classified for security purposes. Appropriate administrative action should be taken, however, to fix responsibility for unauthorized disclosure whenever feasible, and appropriate disciplinary action should be taken against those responsible. The DOD component that originated the FOUO information shall be informed of its unauthorized disclosure.
(End of Clause)
*** END OF NARRATIVE H 003 ***
H-10. GOVERNMENT FURNISHED PROPERTY
a. Logistics Support — No GFE is required at the main repair depot in Simi Valley, CA. OCONUS forward depot support will require support facilities as provided below.
b. Training — The turnkey training approach will require only GFE facilities to support classroom and flight training as detailed below.
c. Shipping — The Contractor proposes all shipments of system hardware using a Government Bill of Lading. This includes new equipment per the Integrated Master Schedule (IMS) and repair equipment on an as-needed basis.
A comprehensive list of GFE is include here.
LOGISTICS SUPPORT-OCONUS
Workshop Facilities -The government will furnish a climate controlled room, approximately 1,000 sq ft., to store inventory and perform forward repair activities. Power, lighting, and an internet connection will be provided. Also, workbenches, shelving and racks for storage will be provided. The room will be secured and used exclusively for the maintenance team to guarantee effective inventory control. Schedule-15 days before first fielding of delivered hardware.

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Living Quarters — Living space will be supplied to accommodate OCONUS maintenance personnel. This will be provided for one person for the duration of OCONUS repair activities. See IMS for specific dates.
TRAINING
Training Curriculum (TSP) — The government will furnish tasks for Students and Instructors. Quantity-34 and Schedule-5 days before each Training Class. Dates defined in IMS Task ID# 463 to 513. Note(s): (34 Classes IOT&E, IK&P FRP06).
Training Field — Sufficient open land to accommodate four training sites, spaced a minimum of 400m from each other. Space to fly to near 10 km range. Airspace will be cleared over the field to a height of 1000’AGL. Frequency clearance for each of the Raven channels needs to be provided. Flying fields will be open with a minimum of obstacles such as power lines, trees and standing water. The training field will have an open road suitable for driving and free of traffic in order to instruct the “Mobile Operations” component of the training course. Access to range by personnel other than the training instructors and students will be minimized to reduce safety hazards. Quantity-34, Schedule-To include one preparation day before training dates as shown in IMS dates defined by Task IDS 462 to 513. Note(s): 10 day POI
Classroom — Climate controlled, capable of holding forty people for the classroom briefings and exams. Quantity-34 and Schedule-To include one preparation day before training dates as shown in IMS dates defined by Task ID# 462 to 513.
Maintenance Storage-Shed/Trailer A climate controlled area will be provided for the storage of the ground equipment, training assets, and repair and maintenance equipment needed for training. Quantity-1 and Schedule As Required throughout the POP from IMS Task ID# 463 to 513.
Falcon View Maps — Maps will be provided for area of operations around training site. Quantity-As Required to Cover training Area. Schedule-5 days before start of first training class at a new site, and 5 days before first class IMS ID 463. Note(s): Detailed terrain maps of the training areas for use with Falcon view will be provided.
Topo Maps — Maps will be provided for area of operations around training site. Quantity-As Required to Cover training Area. Schedule-5 days before start of first training class at a new site, and 5 days before first class IMS ID 463. Note(s): Physical maps of the training sites will be supplied. These will be 1:50000 scale topographical maps.
SHIPPING
Government Bill of Lading (GBL), Quantity-As Required and Schedule-To coincide with system deliveries and as needed for repairs.
H-11. SYSTEM CAPABILITIES DEMONSTRATION
Per the System Capabilities Demonstration (SCD) Statement of Work (SOW), the SCD will be performed in accordance with the Governments SCD Detailed Test Plan. The SCD will verify the Proposed Values provided in the Offerors submitted SCD Detailed Test Plan for each trade space requirement within the test plan. In addition, the SCD will allow Offeror a Discretionary Demonstration as outlined in Offerors submitted SCD Detailed Test Plan, excluding any restrictions due to safety, range limitations, or weather.
*** END OF NARRATIVE H 004 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 62 of 100
	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC
SECTION I — CONTRACT CLAUSES
NOTICE TO OFFERORS / CONTRACTORS:
For the purpose of this contract, the clauses 252.228-7000 GROUND AND FLIGHT RISK and 252.228-7002 AIRCRAFT FLIGHT RISK are not applicable to OLIN 0001. OFFEROR / CONTRACTOR shall assume all risks normally covered by the two above clauses for the effort of CLIN 0001 and any and all effort performed at the Systems Capability Demonstration Location (where ever that may be).
*** END OF NARRATIVE I 001 ***

	Regulatory Cite	Title	Date
I-1		*** THIS REFERENCE(IF0451)IS NO LONGER VALID ***
I-2	52.202-1	DEFINITIONS	JUL/2004
I-3	52.203-3	GRATUITIES	APR/1984
I-4	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-5	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	JUL/1995
I-6	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-7	52.203-8	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL	JAN/1997
OR IMPROPER ACTIVITY
I-8	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-9	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL	SEP/2005
TRANSACTIONS
I-10	52.204-2	SECURITY REQUIREMENTS	AUG/1996
I-11	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-12	52.207.3	RIGHT OF FIRST REFUSAL OF EMPLOYMENT	MAY/2006
I-13	52.209-6	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING	JAN/2005
WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR
DEBARMENT
I-14	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-15	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
I-16	52.215-2	AUDIT AND RECORDS--NEGOTIATION	JUN/1999
I-17	52.215-8	ORDER OF PRECEDENCE - UNIFORM CONTRACT FORMAT	OCT/1997
I-18	52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-19	52.215-12	SUBCONTRACTOR COST OR PRICING DATA	OCT/1997
I-20	52.215-14	INTEGRITY OF UNIT PRICES	OCT/1997
I-21	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2004
I-22	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT	JUL/2005
BENEFITS (PRB) OTHER THAN PENSIONS
I-23	52.215-19	NOTIFICATION OF OWNERSHIP CHANGES	OCT/1997
I-24	52.219-4	NOTICE OF PRICE EVALUATION PREFERENCE FOR HUBZONE SMALL	JUL/2005
BUSINESS CONCERNS
I-25	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY/2004
I-26	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN (JUL 2005) - ALTERNATE II	OCT/2001
I-27	52.219-9	SMALL BUSINESS SUBCONTRACTING PLAN	JUL/2005
I-28	52.219-16	LIQUIDATED DAMAGES – SUBCONTRACTING PLAN	JAN/1999
I-29	52.222-1	NOTICE TO THE GOVERNMENT OF LABOR DISPUTES	FEB/1997
I-30	52.222-3	CONVICT LABOR	JUN/2003
I-31	52.222-19	CHILD LABOR--COOPERATION WITH AUTHORITIES AND REMEDIES	JAN/2006
I-32	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996
I-33	52.222-21	PROHIBITION ON SEGREGATED FACILITIES	FEB/1999
I-34	52.222-26	EQUAL OPPORTUNITY	APR/2002
I-35	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS	DEC/2001
OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS
I-36	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-37	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS	DEC/2001
OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS
I-38	52.222-38	COMPLIANCE WITH VETERANS’ EMPLOYMENT REPORTING REQUIREMENTS	DEC/2001
I-39	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-40	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	AUG/2003
I-41	52.225-13	RESTRICTION ON CERTAIN FOREIGN PURCHASES	FEB/2006
I-42	52.226-I	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED	JUN/2000
ECONOMIC ENTERPRISES
I-43	52.227-1	AUTHORIZATION AND CONSENT (JUL 1995)--ALTERNATE I	APR/1984
I-44	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT	AUG/1996
INFRINGEMENT
I-45	52.227-10	FILING OF PATENT APPLICATIONS--CLASSIFIED SUBJECT MATTER	APR/1984

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 63 of 100
	PIIN/SIIN W58RGZ-05-C-0338	MOD/AMD	REPRINT
Name of Offeror or Contractor: AEROVIRONMENT INC

	Regulatory Cite	Title	Date
I-46	52.227-12	PATENT RIGHTS--RETENTION BY THE CONTRACTOR (LONG FORM)	JAN/1997
I-47	52.228-4	WORKERS’ COMPENSATION AND WAR-HAZARD INSURANCE OVERSEAS	APR/1984
I-48	52.228-7	INSURANCE--LIABILITY TO THIRD PERSONS	MAR/1996
I-49	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-50	52.230-2	COST ACCOUNTING STANDARDS	APR/1998
I-51	52.230-3	DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES	APR/1998
I-52	52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	APR/2005
I-53	52.232-1	PAYMENTS	APR/1984
I-54	52.232-2	PAYMENTS UNDER FIXED-PRICE RESEARCH AND DEVELOPMENT	APR/1984
CONTRACTS
I-55	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-56	52.232-11	EXTRAS	APR/1984
I-57	52.232-17	INTEREST	JUN/1996
I-58	52.232-20	LIMITATION OF COST	APR/1984
I-59	52.232-22	LIMITATION OF FUNDS	APR/1984
I-60	52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986)--ALTERNATE I	APR/1984
I-61	52.232-25	PROMPT PAYMENT	OCT/2003
I-62	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER -- CENTRAL CONTRACTOR	OCT/2003
REGISTRATION
I-63	52.233-1	DISPUTES	JUL/2002
I-64	52.233-3	PROTEST AFTER AWARD	AUG/996
I-65	52.233-3	PROTEST AFTER AWARD (AUG 1996)--ALTERNATE I	JUN/1985
I-66	52.237-3	CONTINUITY OF SERVICES	JAN/1991
I-67	52.242-1	NOTICE OF INTENT TO DISALLOW COSTS	APR/1984
I-68	52.242-2	PRODUCTION PROGRESS REPORTS	APR/1991
I-69	52.242-3	PENALTIES FOR UNALLOWABLE COSTS	MAY/2001
I-70	52.242-4	CERTIFICATION OF FINAL INDIRECT COSTS	JAN/1997
I-71	52.242-13	BANKRUPTCY	JUL/1995
I-72	52.243-1	CHANGES -- FIXED-PRICE	AUG/1987
I-73	52.243-2	CHANGES -- COST-REIMBURSEMENT (AUG 1987)--ALTERNATE I	APR/1984
I-74	52.243-2	CHANGES -- COST-REIMBURSEMENT (AUG 1987)--ALTERNATE V	APR/1984
I-75	52.243-2	CHANGES -- COST-REIMBURSEMENT	AUG/1987
I-76	52.243-7	NOTIFICATION OF CHANGES (the blanks in paragraphs (b) and	APR/1984
(d) are completed with thirty (30))
I-77	52.244-5	COMPETITION IN SUBCONTRACTING	DEC/1996
I-78	52.245-1	PROPERTY RECORDS	APR/1984
I-79	52.246-23	LIMITATION OF LIABILITY	FEB/1997
I-80	52.247-1	COMMERCIAL BILL OF LADING NOTATIONS	FEB/2006
I-81	52.247-1	COMMERCIAL BILL OF LADING NOTATIONS (APPLICABLE ONLY TO	FEB/2006
OPTION QUANTITY)
I-82	52.247-65	F.O.B. ORIGIN, PREPAID FREIGHT--SMALL PACKAGE SHIPMENTS	JAN/1991
I-83	52.248-1	VALUE ENGINEERING	FEB/2000
I-84	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	MAY/2004
I-85	52.249-6	TERMINATION (COST-REIMBURSEMENT)	MAY/2004
I-86	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I-87	52.249-9	DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)	APR/1984
I-88	52.249-14	EXCUSABLE DELAYS	APR/1984
I-89	52.251-1	GOVERNMENT SUPPLY SOURCES	APR/1984
I-90	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-91	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER	DEC/2004
DEFENSE-CONTRACT- RELATED FELONIES
I-92	252.203-7002	DISPLAY OF DOD HOTLINE POSTER	DEC/1991
I-93	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
I-94	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-95	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-96	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY	MAR/1998
THE GOVERNMENT OF A TERRORIST COUNTRY
I-97	252.219-7003	SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS	APR/1996
SUBCONTRACTING PLAN (DOD CONTRACTS)
I-98	252.225-7001	BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM	JUN/2005
I-99	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	APR/2003
I-100	252.225-7004	REPORT OF INTENDED PERFORMANCE OUTSIDE THE UNITED STATES	JUN/2005
AND CANADA -- SUBMISSION AFTER AWARD
I-101	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	JUN/2004
I-102	252.225-7013	DUTY-FREE ENTRY	JUN/2005
I-103	252.225-7014	PREFERENCE FOR DOMESTIC SPECIALTY METALS (JUN 2005) --	APR/2003
ALTERNATE I
I-104	252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS	MAR/2006

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Name of Offeror or Contractor: AEROVIRONMENT INC

	Regulatory Cite	Title	Date
I-105	252.225-7025	RESTRICTION ON ACQUISITION OF FORGINGS	JUN/2005
I-106	252.227-7013	RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS	NOV/1995
I-107	252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL	JUN/1995
COMPUTER SOFTWARE DOCUMENTATION
I-108	252.227-7015	TECHNICAL DATA--COMMERCIAL ITEMS	NOV/1995
I-109	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JUN/1995
I-110	252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE	JUN/1995
I-111	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF	JUN/1995
GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE
LEGENDS
I-112	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE	APR/1988
I-113	252.227-7030	TECHNICAL DATA--WITHHOLDING OF PAYMENT	MAR/2000
I-114	252.227-7034	PATENTS - SUBCONTRACTS	APR/1984
I-115	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999
I-116	252.228-7000	REIMBURSEMENT FOR WAR-HAZARD LOSSES	DEC/1991
I-117	252.228-7001	GROUND AND FLIGHT RISK	SEP/1996
I-118	252.228-7002	AIRCRAFT FLIGHT RISK	SEP/1996
I-119	252.228-7003	CAPTURE AND DETENTION	DEC/1991
I-120	252.228-7005	ACCIDENT REPORTING AND INVESTIGATION INVOLVING AIRCRAFT,	DEC/1991
MISSILES, AND SPACE LAUNCH VEHICLES
I-121	252.235-7003	FREQUENCY AUTHORIZATION	DEC/1991
I-122	252.242-7003	APPLICATION FOR U.S. GOVERNMENT SHIPPING	DEC/1991
DOCUMENTATION/INSTRUCTIONS
I-123	252.242-7004	MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM	NOV/2005
I-124	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I-125	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
I-126	252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS	NOV/2005
(DOD CONTRACTS)
I-127	252.245-7001	REPORTS OF GOVERNMENT PROPERTY	MAY/1994
I-128	252.246-7001	WARRANTY OF DATA	DEC/1991
I-129	252.249-7002	NOTIFICATION OF ANTICIPATED CONTRACT TERMINATION OR	DEC/1996
REDUCTION

I-130	52.216-10	INCENTIVE FEE	MAR/1997
* Insert 25 in the first blank; 25 in the second blank; 15 in the third blank and 0 in the fourth blank of paragraph (e)(1) within the above referenced clause.

I-131	52.222-2	PAYMENT FOR OVERTIME PREMIUMS	JUL/1990
* Insert “zero” in the blank in paragraph (a) within the above referenced clause. APR/1984

I-132	52.243-7	NOTIFICATION OF CHANGES	APR/1984
The blank in paragraph (b) of this clause is completed with “30”. The blank in paragraph (d) of this clause is completed with “30”.

I-133		*** THIS REFERENCE (IF6171) IS NO LONGER VALID ***
          (a) Definitions. As used in this clause —
          “Approved purchasing system” means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).
          “Consent to subcontract” meats the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.
          “Subcontract” means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.
          (b) This clause does not apply to subcontracts for special test equipment when the contract contains the clause at FAR 52.245-18, Special Test Equipment.
          (c) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (d) or (e) of this clause.
          (d) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that —
               (1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or
               (2) Is fixed-price and exceeds —

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Name of Offeror or Contractor: AEROVIRONMENT INC
                    (i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or
                    (ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.
          (e) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:
               -None-
          (f) (1) The Contractor shall notify the Contracting Officer reasonably in advance cf placing any subcontract or modification thereof for which consent is required under paragraph (c), (d), or (e) of this clause, including the following information:
                    (i) A description of the supplies or services to be subcontracted.
                    (ii) Identification of the type of subcontract to be used.
                    (iii) Identification of the proposed subcontractor.
                    (iv) The proposed subcontract price.
                    (v) The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.
                    (vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other previsions of this contract.
                    (vii) A negotiation memorandum reflecting —
                         (A) The principal elements of the subcontract price negotiations;
                         (B) The most significant considerations controlling establishment of initial or revised prices;
                         (C) The reason cost or pricing data were or were not required;
                         (D) The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;
                         (E) The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;
                         (F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and
                         (G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.
               (2) Unless the Contractor maintains an approved purchasing system, the Contractor shall notify the Contracting Officer reasonably in advance of entering into any (i) cost-plus-fixed-fee subcontract, or (ii) fixed-price subcontract that exceeds the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of this contract. The notification shall include the information required by paragraphs (f)(1)(i) through (f)(1)(iv) of this clause.
          (g) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination —
               (1) Of the acceptability of any subcontract terms or conditions;
               (2) Of the allowability of any cost under this contract; or
               (3) To relieve the Contractor of any responsibility for performing this contract.

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Name of Offeror or Contractor: AEROVIRONMENT INC
          (h) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).
          (i) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.
          (j) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.
          (k) Paragraphs (d) and (f) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:
          “FLIR SYSTEMS Indigo Operations, All American Racers, Inc., Rockwell Collins, L3 Communications, House of Batteries and Bren-Tronics Inc.”
(End of clause)
I-134       252.211-7003       ITEM IDENTIFICATION AND VALUATION            JUN/2005
(a) Definitions. As used in this clause -
          “Automatic identification device” means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.
          “Commonly accepted commercial marks” means any system of marking products for identification that is in use generally throughout commercial industry or within commercial industry sectors. Some examples of commonly accepted commercial marks are: EAN.UCC Global Trade Item Number; Automotive Industry Action Group B-4 Parts Identification and Tracking Application Standard; and B-2 Vehicle Identification Number Bar Code Label Standard; American Trucking Association Vehicle Maintenance Reporting Standards; Electronic Industries Alliance EIA 802 Product Marking Standard; and Telecommunications Manufacturers Common Language Equipment Identification Code.
          “Concatenated unique item identifier” means —
               (1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements, in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or
               (2) For items that are serialized within the original part number, the linking together of the unique identifier data elements in order of the issuing agency code, enterpise identifier, original part number, and serial number within the part number.
          “Data qualifier” means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.
          “DoD recognized unique identification equivalent” means a unique identification method that is In commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/uid.
          “DoD unique item identification” means marking an item with a unique item identifier that has machine-readable data elements to distinguish it from all other like and unlike items. In addition —
               (1) For items that are serialized within the enterprise identifier, the unique identifier shall include the data elements of issuing agency code, enterprise identifier, and a unique serial number.
               (2) For items that are serialized within the part number within the enterprise identifier, the unique identifier shall include the data elements of issuing agency code, enterprise identifier, the original part number, and the serial number.
          “Enterprise” means the entity (i.e., a manufacturer or vendor) responsible for assigning unique item identifiers to items.
          “Enterprise identifier” means a code that is uniquely assigned to an enterpise by registration (or controlling) authority.
          “Government’s unit acquisition cost” means —
               (1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery; and
               (2) For cost-type line, subline, or exhibit line items, the Contractor’s estimated fully burdened unit cost to the Government for each item at the time of delivery.

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Name of Offeror or Contractor: AEROVIRONMENT INC
          “Issuing agency code” means a code that designates the registration (or controlling) authority.
          “Item” means a single hardware article or unit formed by a grouping of subassemblies, components, or constituent parts required to be delivered in accordance with the terms and conditions of this contract.
          “Machine-readable” means an automatic information technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.
          “Original part number” means a combination of numbers or letters assigned by the enterpise at asset creation to a class of items with the same form, fit, function, and interface.
          “Registration (or controlling) authority” means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet’s Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC)/EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).
          “Serial number within the enterprise identifier” or “unique serial number” means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.
          “Serial number within the part number” or “serial number” means a combination of numbers or letters assigned by the enterpise to an item that provides for the differentiation of that item from any other like item within a part number assignment.
          “Serialization within the enterprise identifier” means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.
          “Serilization within the part number” means each item of a particular part number is assigned a unique serial number within that part number assignment. The enterprise is responsible for ensuring unique serialization within the part number within the enterprise identifier.
          “Unique item identification” means marking an item with machine-readable data elements to distinguish it from all other like and unlike items.
          “Unique item Identifier” means a set of data marked on items that is globally unique, unambiguous, and robust enough to ensure data information quality throughout life and to support multi-faceted business applications and users.
          “Unique item identifier type” means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/uid.
(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.
(c) Unique item identification.
          (1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for —
               (i) All items for which the Government’s unit acquisition cost is $5,000 or more, and
               (ii) The following items for which the Government’s unit acquisition cost is less than $5,000:
System and/or Hardware            UID Placement
          1. Raven System-[***]- Inside the lid of the large system Pelican Case labeled with the system serial number and “1 or 2”.
          Case two of the system is tied to case one by the system serial number and a “2 of 2” indicated on the case.
          2. Raven Airframe-[***] — Inside battery compartment above or below the AV label.
          3. Raven Thermal Nose, Forward-[***] — On the aluminum bracket on the back of the nose.
          4. Raven Thermal Nose, Side-[***] — On the aluminum bracket on the back of the nose.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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          5. Raven Color Nose-[***] — On the aluminum bracket on the back of the nose.
          6. Raven Avionics, Top Assy, P-Code [***]- On the large GSP can on the opposite side of the transmitter and receiver.
          7. Raven P-Code GPS Engine [***] - On the antenna connection can.
               (iii) Subassemblies, components, and parts embedded within items as specified in Exhibit Number or Contract Data
     Requirements List Item Number.
          (2) The unique item identifier and the component data elements of the unique item identifier shall not change over the life of the item.
          (3) Data syntax and semantics. The Contractor shall —
               (i) Mark the encoded data elements (except issuing agency code) on the item using any of the following three types of data qualifiers, as specified elsewhere in the contract:
                    (A) Data Identifiers (DIs) (Format 06).
                    (B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology — EAN/UCC Application Identifiers and ASC MH 10 Data Identifiers and ASC MH 10 Data Identifiers and Maintenance.
                    (C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution “DD” format for use until the final solution is approved by ISO JTC1/SC 31. The DoD collaborative solution is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://ww.acq.osd.mil/uid; and
               (ii) Use high capacity automatic Identification devices in unique identification that conform to ISO/IEC International Standard 15434, Information Technology — Syntax for High Capacity Automatic Data Capture Media.
          (4) Marking Items.
               (i) Unless otherwise specified in the contract, data elements for unique identification (enterprise identifier, serial number, and, for serialization within the part number only, original part number) shall be placed on items requiring marking by paragraph (c)(1) of this clause in accordance with the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.
               (ii) The issuing agency code —
                    (A) Shall not be placed on the item; and
                    (B) Shall be derived from the data qualifier for the enterprise identifier.
(d) Commonly accepted commercial marks. The Contractor shall provide commonly accepted commercial marks for items that are not required to have unique identification under paragraph (c) of this clause.
(e) Material Inspection and Receiving Report. The Contractor shall report at the time of delivery, as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:
          (1) Description.*
          (2) Unique identifier, ** consisting of—
               (i) Concatenated DoD unique item identifier; or
               (ii) DoD recognized unique identification equivalent.
          (3) Unique item identifier type. **
          (4) Issuing agency code (if DoD unique item identifier is used). **

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          (5) Enterprise identifier (if DoD unique item identifier is used). **
          (6) Original part number. **
          (7) Serial number. **
          (8) Quantity shipped. *
          (9) Unit of measure. *
          (10) Government’s unit acquisition cost. *
          (11) Ship-to code.
          (12) Shipment date.
          (13) Contractor’s CAGE code or DUNS number.
          (14) Contract number.
          (15) Contract line, subline, or exhibit line item number. *
          (16) Acceptance code.
          * Once per contract line, subline, or exhibit line item.
          ** Once per item.
(f) Material Inspection and Receiving Report for embedded subassemblies, components, and parts requiring unique Item identification. The Contractor shall report at the time of delivery, as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:
          (1) Unique item identifier of the item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.
          (2) Unique item identifier of the embedded subassembly, component, or part, consisting of —
               (i) Concatenated DoD unique item identifier; or
               (ii) DOD recognized unique identification equivalent.
          (3) Unique item identifier type **
          (4) Issuing agency code (if DoD unique item identifier is used). **
          (5) Enterprise identifier (if DoD unique item identifier is used). **
          (6) Original part number. **
          (7) Serial number. **
          (8) Unit of measure.
          (9) Description.
          ** Once per item.
(g) The Contractor shall submit the information required by paragraphs (e) and (f) of this clause in accordance with the procedures at http://www.acq.osd.mil/uid.

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(h) Subcontracts. If paragraph (c)(1)(iii) of this clause applies, the Contractor shall include this clause, including this paragraph (h), in all subcontracts issued under this contract.
(End of clause)
I-135       52.215-19       NOTIFICATION OF OWNERSHIP CHANGES       OCT/1997
(a) The Contractor shall make the following notifications in writing:
          (1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.
          (2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.
(b) The Contractor shall —
          (1) Maintain current, accurate, and complete inventory records of assets and their costs;
          (2) Provide the ACO or designated representative ready access to the records upon request;
          (3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and
          (4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.
(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).
(End of Clause)

I-136	52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA — MODIFICATIONS	OCT/1997
(a) Exceptions from cost or pricing data. (1) In lieu of submitting cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth at FAR 15.804-2(a)(1) on the date of the agreement on price or the date of award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in the following subparagraphs. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable.
          (i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.
          (ii) Information on modifications of contracts or subcontracts for commercial items.
               (A) If (1) the original contract or subcontract was granted an exception from cost or pricing data requirements because the price agreed upon was based on adequate price competition, or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial item, and (2) the modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial item to a contract or subcontract for the acquisition of an item other than a commercial item.
               (B) For a commercial item exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include —
                    (1) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.
                    (2) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition describe the nature of the market.

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                    (3) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.
          (2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the contractor’s determination of the prices to be offered in the catalog or marketplace.
(b) Requirements for cost or pricing data. If the Contractor is not granted an exception from the requirement to submit cost or pricing data, the following applies:
          (1) The Contractor shall submit cost or pricing data and supporting attachments in accordance with Table 15-2 of FAR 15.408.
          (2) As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.406-2.
(End of clause)
I-137       52.223-3       HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA       JAN/1997
(a) “Hazardous material”, as used in this clause, includes any material defined as hazard under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).
(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also on the Material Safety Data Sheet submitted under this contract.

Material/Part Number
(If none, insert “None”)	Identification No./Description	NSN
[***]	Lithium Ion Battery	6140-01-490-5387
[***]	Rechargable Lithium Polymer Battery	N/A
[***]	Battery, Non-rechargeable, Lithium Thionyl Cloride	N/A
[***]	Smart Glue 2-part epoxy	N/A
(c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.
(d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.
(e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.
(f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.
(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.
(h) The Government’s rights in data furnished under this contract with respect to hazardous material are as follows:
          (1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to —

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               (i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;
               (ii) Obtain medical treatment for those affected by the material; and
               (iii) Have others use, duplicate, and disclose the data for the Government for these purposes.
          (2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.
          (3) The Government is not precluded from using similar or identical data acquired from other sources.
(End of clause)
I-138       52.244-6       SUBCONTRACTS FOR COMMERCIAL ITEMS       FEB/2006
(a) Definitions. As used in this clause —
          “Commercial item”, as used in this clause, has the meaning contained in Federal Acquisition Regulation 2-101, Definitions.
          “Subcontract”, as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.
(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplies under this contract.
(c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:
          (1) The following clauses shall be flowed down to subcontracts for commercial items:
               (i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
               (ii) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 112246).
               (iii) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (Apr 1998) (38 U.S.C. 4212(a)).
               (iv) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).
               (v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201). (Flow down as required in accordance with paragraph (g) of FAR clause 52.222-39).
               (vi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006), not applicable to the Department of Defense.
          (2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.
(End of Clause)
I-139       52.245-2       GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEV 99-00012)       MAY/2004
(a) Government-furnished property.
          (1) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications together with any related data and information that the Contractor may request and is reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).

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          (2) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use (except for property furnished “as is”) will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.
          (3) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt of it, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either repair, modify, return, or otherwise dispose of the property. After completing the directed action and open written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.
          (4) If Government-furnished property is not delivered to the Contractor by the required time, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.
(b) Changes in Government-furnished property.
          (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract, or (ii) substitute other Government-furnished property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by such notice.
          (2) Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make the property available for performing this contract and there is any:
               (i) Decrease or substitution in this property pursuant to subparagraph (b)(1) of this clause; or
               (ii) Withdrawal of authority to use this property, if provided under any other contract or lease.
(c) Title in Government property.
          (1) The Government shall retain title to all Government-furnished property.
          (2) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.
          (3) Title to each item of facilities and special test equipment acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.
          (4) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract-
               (i) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor’s delivery of such material; and
               (ii) Title to all other material shall pass to and vest in the Government upon-
                    (A) Issuance of the material for use in contract performance;
                    (B) Commencement of processing of the material or its use in contract performance; or
                    (C) Reimbursement of the cost of the material by the Government, whichever occurs first.
(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.
(e) Property administration.
          (1) The Contractor shall be responsible and accountable for all Government property provided under this contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

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          (2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound industrial practice and the applicable provisions of Subpart 45.5 of the FAR.
          (3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.
          (4) The Contractor represents that the contract price does not include any amount for repairs or replacement for which the Government is responsible. Repair or replacement of property for which the Contractor is responsible shall be accomplished by the Contractor at its own expense.
(f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.
(g) Risk of loss. Unless otherwise provided in this contract, the Contractor assumes the risk of, and shall be responsible for, any loss or destruction of, or damage to, Government property upon its delivery to the Contractor or upon passage of title to the Government under paragraph (c) of this clause. However, the Contractor is not responsible for reasonable wear and tear to Government property or for Government property properly consumed in performing this contract.
(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract for-
          (1) Any delay in delivery of Government-furnished property;
          (2) Delivery of Government-furnished property in a condition not suitable for intended use;
          (3) A decrease in or substitution of Government-furnished property; or
          (4) Failure to repair or replace Government property for which the Government is responsible.
(i) Government property disposal. Except as provided in paragraph (i)(1)(i), (i) (2), and (i)(8)(i) of this clause, the Contractor shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.
          (1) Scrap (to which the Government has obtained title under paragraph (c) of this clause).—
               (i) Contractor with an approved scrap procedure.—
                    (A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.
                    (B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that —
                         (1) Requires demilitarization;
                         (2) Is a classified item;
                         (3) Is generated from classified items;
                         (4) Contains hazardous materials or hazardous wastes;
                         (5) Contains precious metals; or
                         (6) Is dangerous to the public health, safety, or welfare.
               (ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.
          (2) Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority:

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               (i) May purchase the property at the acquisition cost.
               (ii) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable a reasonable restock fee that is consistent with the supplier’s customary practices).
               (iii) Shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(i) of this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.
          (3) Inventory disposal schedules. —
               (1) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify —
                    (A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and
                    (B) Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, that is no longer required for performance of that contract.
               (ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.
               (iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for —
                    (A) Special test equipment with commercial components;
                    (B) Special test equipment without commercial components;
                    (C) Printing equipment;
                    (D) Computers, components thereof, peripheral equipment, and related equipment;
                    (E) Precious Metals;
                    (F) Nonnuclear hazardous materials or hazardous wastes; or
                    (G) Nuclear materials or nuclear wastes.
               (iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment’s intended use.
          (4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than —
               (i) Thirty days following the Contractor’s determination that a Government property item is no longer required for performance of the contract;
               (ii) Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or
               (iii) One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.
          (5) Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.
          (6) Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.
          (7) Storage. —

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               (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.
               (ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.
          (8) Disposition instructions. —
               (i) If the Government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.
               (ii) The Contractor shall prepare for shipment, delivery f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to the disposing of the property.
               (iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer’s direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.
          (9) Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the price or cost of work covered by this contract or to the Government as the Contracting Officer directs.
          (10) Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor-managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph (i)(4) of this clause.
(j) Abandonment of Government property. —
          (1) The Government will not abandon sensitive Government property without the Contractor’s written consent.
          (2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.
          (3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.
(k) Communications. All communications under this clause shall be in writing.
(1) Overseas contracts. If this contract is to be performed outside the United States and its outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.
(End of clause)

I-140	52.245- 5	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (MAY 2004) (DEV 99-00008)	JAN/1986
(a) Government-furnished property.
          (1) The term “Contractor’s managerial personnel,” as used in paragraph (g) of this clause, means any of the Contractor’s directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of—
               (i) All or substantially all of the Contractor’s business;
               (ii) All or substantially all of the Contractor’s operation at any one plant, or separate location at which the contract is being performed; or
               (iii) A separate and complete major industrial operation connected with performing this contract.

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          (2) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as “Government-furnished property”).
          (3) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract’s delivery or performance dates.
          (4) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action an upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.
          (5) if Government-furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor’s timely written request, make a determination of the delay, if any, caused the contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.
(b) Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.
          (2) Upon the Contractor’s written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any-
               (i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or
               (ii) Withdrawal of authority to use property, if provided under any other contract or lease.
(c) Title. (1) The Government shall retain title to all Government-furnished property.
          (2) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor’s delivery of such property.
          (3) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon-
               (i) Issuance of the property for use in contract performance;
               (ii) Commencement of processing of the property for use in contract performance; or
               (iii) Reimbursement of the cost of the property by the Government, whichever occurs first.
          (4) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as “Government property”), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.
(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.
          (e) Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under the contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.
          (2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provisions of FAR Subpart 45.5.
          (3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

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(f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.
(g) Limited risk of loss. (1) The Contractor shall not be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expenses incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.
          (2) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expenses incidental to such loss, destruction, or damage)—
               (i) That results from a risk expressly required to be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater);
               (ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance or reimbursement;
               (iii) For which the Contractor is otherwise responsible under the express terms of this contract;
               (iv) That results from willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel; or
               (v) That results from a failure on the part of the Contractor, due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel, to establish and administer a program or system for the control, use, protection, preservation, maintenance, and repair of Government property as required by paragraph (e) of this clause.
          (3)(i) If the Contractor fails to act as provided in subdivision (g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractor’s managerial personnel) of the Government’s disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor’s managerial personnel.
               (ii) In such event, any loss or destruction of, or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can establish by clear and convincing evidence that such loss, destruction, or damage —
                    (A) Did not result from the Contractor’s failure to maintain an approved program or system; or
                    (B) Occurred while an approved program or system was maintained by the Contractor.
          (4) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However, the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor’s possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when received, except for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.
          (5) The Contractor shall notify the Contracting Officer upon loss or destruction of, or damage to, Government property provided under this contract, with the exception of low value property for which loss, damage, or destruction is reported at contract termination, completion, or when needed for continued contract performance. The Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of.—
               (i) The lost, destroyed, or damaged Government property;
               (ii) The time and origin of the loss, destruction, or damage;
               (iii) All known interests in commingled property of which the Government property is a part; and
               (iv) The insurance, if any, covering any part of or interest in such commingled property.
          (6) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor’s) that separation is impractical, the Contractor may, with the approval of and subject to any conditions imposed by the Contracting Officer, sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligations under this subparagraph (g)(6) in accordance with paragraph (h) of this clause. However, the Government may directly reimburse the loss and salvage organization for any of their charges. The Contracting Officer shall give due regard to the Contractor’s liability under this paragraph (g) when making such equitable adjustment.

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          (7) The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering rise of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.
          (8) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged Government property or shall otherwise credit the proceeds to, or equitably reimburse the Government, as directed by the Contracting.
          (9) The Contractor shall do nothing to prejudice the Government’s rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government’s expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has not been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.
(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor’s exclusive remedy. The Government shall not be liable to suit for breach of contract or—
          (1) Any delay in delivery of Government-furnished property;
          (2) Delivery of Government-furnished property in a condition not suitable for its intended use;
          (3) A decrease in or substitution of Government-furnished property; or
          (4) Failure to repair or replace Government property for which the Government is responsible.
(i) Government property disposal. Except as provided in paragraph (i)(1)(i), (i)(2), and (i)(8)(i) of this clause, the Contractor shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.
          (1) Scrap (to which the Government has obtained title under paragraph (c) of this clause). —
               (i) Contractor with an approved scrap procedure. —
                    (A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory disposal schedule.
                    (B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedules (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted for scrap aircraft or aircraft parts and scrap that —
                         (1) Requires demilitarization;
                         (2) Is a classified item;
                         (3) Is generated from classified items;
                         (4) Contains hazardous materials or hazardous wastes;
                         (5) Contains precious metals; or
                         (6) Is dangerous to the public health, safety, or welfare.
               (ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.
          (2) Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority;
               (i) May purchase the property at the acquisition cost.
               (ii) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicable a reasonable restock fee that is consistent with the supplier’s customary practices).

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               (iii) Shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(i) of this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.
          (3) Inventory disposal schedules. —
               (i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify —
                    (A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and
                    (B) Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this clause, that is no longer required for performance of that contract.
               (ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.
               (iii) Unless the Plant Clearance officer has agreed otherwise, or the contract requires electronic submission of inventory disposal schedules, the Contractor shall prepare separate inventory disposal schedules for —
                    (A) Special test equipment with commercial components;
                    (B) Special test equipment without commercial components;
                    (C) Printing equipment;
                    (D) Computers, components thereof, peripheral equipment, and related equipment;
                    (E) Precious Metals;
                    (F) Nonnuclear hazardous materials or hazardous wastes; or
                    (G) Nuclear materials or nuclear wastes.
               (iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment’s intended use.
          (4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later than—
               (i) Thirty days following the Contractor’s determination that a Government property item is no longer required for performance of the contract;
               (ii) Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or
               (iii) One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.
          (5) Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.
          (6) Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.
          (7) Storage. —
               (i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government’s failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.
               (ii) The Contractor shall obtain the Plant Clearance Officer’s approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the

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property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property’s physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.
          (8) Disposition instructions. —
               (i) the Government does not provide disposition, instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor’s approved scrap procedures.
               (ii) The Contractor shall prepare for shipment, delivery f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove any markings identifying the property as Government property prior to disposing of the property.
               (iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer’s direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.
          (9) Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the price or cost of work covered by this contract or to the Government as the Contracting Officer directs.
          (10) Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor-managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph (i) (4) of this clause.
(j) Abandonment of Government property. —
          (1) The Government will not abondon sensitive Government property without the Contractor’s written consent.
          (2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.
          (3) The Government has no obligation to restore or rehabilitate the Contractor’s premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.
(k) Communications. All communications under this clause shall be in writing.
          (1) Overseas contracts. If this contract is to be performed outside of the United States of America, its territories, or possessions, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.
(End of clause)
I-141       52.252- 2       CLAUSES INCORPORATED BY REFERENCE       FEB/1998
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
FAR Clauses:
http://www.acqnet.gov/far
DFARS Clauses:
http://www.osd.mil/dpap/dars/dfars/index.htm
Clause Deviations:
http://www.acq.osd.mil/dpap/dars/classdev/index.htm
(End of clause)
I-142       252.211-7005       SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS       NOV/2005
          (a) Definition. “SPI process,” as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under

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SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.
          (b) A listing of SPI processes accepted at specific facilities is available via the Internet at http://guidebook.dcma.mil/20/guidebook_process (paragraph 4.2).
          (c) An offeror proposing to use an SPI process in lieu of military of Federal specifications or standards cited in the solicitation shall—
               (1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted;
               (2) Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;
               (3) Identify the contract line items, subline items, components, or elements affected by the SPI process; and
               (4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.
          (d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:
(Offeror insert information for each SPI process)

SPI Process:

Facility:

Military or Federal
Specification or Standard:

Affected Contract Line Item
Number, Subline Item Number,
Component, or Element:

          (e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror —
               (1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but
               (2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.
(End of clause)

I-143	252.225-7040	CONTRACTOR PERSONNEL SUPPORTING A FORCE DEPLOYED OUTSIDE THE UNITED STATES	JUN/2605
          (a) Definitions. As used in this clause—
Combatant Commander means the commander of a unified or specified combatant command established in accordance with 10 U.S.C. 161. Theater of operations means an area defined by the combatant commander for the conduct or support of specific operations.
          (b) General. (1) This clause applies when contractor personnel deploy with or otherwise provide support in the theater of operations to military forces deployed outside the United States in—
               (i) Contingency operations;
               (ii) Humanitarian or peacekeeping operations; or
               (iii) Other military operations or exercises designated by the Combatant Commander.

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               (2) Contract performance in support of U.S. military forces may require work in dangerous or austere conditions. The Contractor accepts the risks associated with required contract performance in such operations.
               (3) Contractor personnel are not combatants and shall not undertake any role that would jeopardize their status. Contractor personal shall not use force or otherwise directly participate in acts likely to cause actual harm to enemy armed forces.
(c) Support. (1) The Combatant Commander will develop a security plan to provide protection, through military means, of Contractor personnel engaged in the theater of operations unless the terms of this contract place the responsibility with another party.
               (2)(i) All Contractor personnel engaged in the theater of operations are authorized resuscitative care, stabilization, hospitalization at level III military treatment facilities, and assistance with patient movement in emergencies where loss of life, limb, or eyesight could occur. Hospitalization will be limited to stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system.
                    (ii) When the Government provides medical treatment or transportation of Contractor personnel to a selected civilian facility, the Contractor shall ensure that the Government is reimbursed for any costs associated with such treatment or transportation.
                    (iii) Medical or dental care beyond this standard is not authorized unless specified elsewhere in this contract.
               (3) Unless specified elsewhere in this contract, the Contractor is responsible for all other support required for its personnel engaged in the theatre of operations under this contract.
          (d) Compliance with laws and regulations. The Contractor shall comply with, and shall ensure that its personnel supporting a force deployed outside the United States as specified in paragraph (b)(1) of this clause are familiar with and comply with, all applicable—
               (1) United States, host country, and third country national laws;
               (2) Treaties and international agreements;
               (3) United States regulations, directives, instructions, policies, and procedures; and
               (4) Orders, directives, and instructions issued by the Combatant Commander relating to force protection, security, health, safety, or relations and interaction with local nationals.
          (e) Pre-deployment requirements. The Contractor shall ensure that the following requirements are met prior to deploying personnel in support of U.S. military forces. Specific requirements for each category may be specified in the statement of work or elsewhere in the contract.
               (1) All required security and background checks are complete and acceptable.
               (2) All deploying personnel meet the minimum medical screening requirements and have received all required immunizations as specified in the contract. The Government will provide, at no cost to the Contractor, any theater-specific immunizations and/or medications not available to the general public.
               (3) Deploying personnel have all necessary passports, visas, and other documents required to enter and exit a theater of operations and have a Geneva Conventions identification card from the deployment center.
               (4) Country and theater clearance is obtained for personnel. Clearance requirements are in DoD Directive 4500.54, Official Temporary Duty Abroad, and DoD 4500.54-G, DoD Foreign Clearance Guide. Contractor personnel are considered non-DOD personnel traveling under DoD sponsorship.
          (f) Processing and departure points. Deployed contractor personnel shall—
               (1) Process through the deployment center designated in the contract, or as otherwise directed by the Contracting Officer, prior to deploying. The deployment center will conduct deployment processing to ensure visibility and accountability of contractor personnel and to ensure that all deployment requirements are met;
               (2) Use the point of departure and transportation mode directed by the Contracting Officer; and
               (3) Process through a Joint Reception Center (JRC) upon arrival at the deployed location. The JRC will validate personnel accountability, ensure that specific theater of operations entrance requirements are met, and brief contractor personnel on theater-specific policies and procedures.
          (g) Personnel data list. (1) The Contractor shall establish and maintain with the designated Government official a current list of all contractor personnel that deploy with or otherwise provide support in the theater of operations to U.S. military forces as specified in paragraph (b)(1) of this clause. The Contracting Officer will inform the Contractor of the Government official designated to receive this data and the appropriate automated system(s) to use for this effort.

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               (2) The Contractor shall ensure that all employees on the list have a current DD Form 93, Record of Emergency Data Card, on file with both the Contractor and the designated Government official.
          (h) Contractor personnel. (1) The Contracting Officer may direct the Contractor, at its own expense, to remove and replace any contractor personnel who jeopardize or interfere with mission accomplishment or who fail to comply with or violate applicable requirements of this clause. Such action may be taken at the Government’s discretion without prejudice to its rights under any other provision of this contract, including the Termination for Default clause.
               (2) The Contractor shall have a plan on file showing how the Contractor would replace employees who are unavailable for deployment or who need to be replaced during deployment. The Contractor shall keep this plan current and shall provide a copy to the Contracting Officer upon request. The plan shall—
                    (i) Identify all personnel who are subject to military mobilization;
                    (ii) Detail how the position would be filled if the individual were mobilized; and
                    (iii) Identify all personnel who occupy a position that the Contracting Officer has designated as mission essential.
          (i) Military clothing and protective equipment. (1) Contractor personnel supporting a force deployed outside the United States as specified in paragraph (b)(1) of this clause are prohibited from wearing military clothing unless specifically authorized in writing by the Combatant Commander. If authorized to wear military clothing, Contractor personnel must wear distinctive patches, arm bands, nametags, or headgear, in order to be distinguishable from military personnel, consistent with force protection measures and the Geneva Conventions.
               (2) Contractor personnel may wear military-unique organizational clothing and individual equipment (OCIE) required for safety and security, such as ballistic, nuclear, biological, or chemical protective clothing.
               (3) The deployment center, or the Combatant Commander, shall issue OCIE and shall provide training, if necessary, to ensure the safety and security of contractor personnel.
               (4) The Contractor shall ensure that all issued OCIE is returned to the point of issue, unless otherwise directed by the Contracting Officer.
          (j) Weapons. (1) If the Contractor requests that its personnel performing in the theater of operations be authorized to carry weapons, the request shall be made through the Contracting Officer to the combatant commander. The Combatant Commander will determine whether to authorize in-theater contractor personnel to carry weapons and what weapons will be allowed.
               (2) The Contractor shall ensure that its personnel who are authorized to carry weapons—
                    (i) Are adequately trained;
                    (ii) Are not barred from possession of a firearm by 18 U.S.C. 922; and
                    (iii) Adhere to all guidance and orders issued by the Combatant Commander regarding possession, use, safety, and accountability of weapons and ammunition.
               (3) Upon redeployment or revocation by the Combatant Commander of the Contractor’s authorization to issue firearms, the Contractor shall ensure that all Government-issued weapons and unexpended ammunition are returned as directed by the Contracting Officer.
          (k) Vehicle or equipment licenses. Contractor personnel shall possess the required licenses to operate all vehicles or equipment necessary to perform the contract in the theater of operations.
          (l) Purchase of scarce goods and services. If the Combatant Commander has established an organization for the theater of operations whose function is to determine that certain items are scarce goods or services, the Contractor shall coordinate with that organization local purchases of goods and services designated as scarce, in accordance with instructions provided by the Contracting Officer.
          (m) Evacuation. (1) If the Combatant Commander orders a mandatory evacuation of some or all personnel, the Government will provide assistance, to the extent available, to United States and third country national contract personnel.
               (2) In the event of a non-mandatory evacuation order, unless authorized in writing by the Contracting Officer, the Contractor shall maintain personnel on location sufficient to meet obligations under this contract.
          (n) Next of kin notification and personnel recovery. (1) The Contractor shall be responsible for notification of the employee-designated next of kin in the event an employee dies, requires evacuation due to an injury, or is missing, captured, or abducted.

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Name of Offeror or Contractor: AEROVIRONMENT INC
               (2) In the case of missing, captured, or abducted contractor personnel, the Government will assist in personnel recovery actions in accordance with DoD Directive 2310.2, Personnel Recovery.
          (o) Mortuary affairs. Mortuary affairs for contractor personnel who die while providing support in the theater of operations to U.S. military forces will be handled in accordance with DoD Directive 1300.22, Mortuary Affairs Policy.
          (p) Changes. In addition to the changes otherwise authorized by the Changes clause of this contract, the Contracting Officer may, at any time, by written order identified as a change order, make changes in Government-furnished facilities, equipment, material, services, or site. Any change order issued in accordance with this paragraph (p) shall be subject to the provisions of the Changes cause of this contract.
          (q) Subcontracts. The Contractor shall incorporate the substance of this clause, including this paragraph (q), in all subcontracts that require subcontractor personnel to be available to deploy with or otherwise provide support in the theater of operations to U.S. military forces deployed outside the United States in—
               (1) Contingency operations;
               (2) Humanitarian or peacekeeping operations; or
               (3) Other military operations or exercises designated by the Combatant Commander.
(End of clause)

I-144	252.225-7043	ANTITERRORISM/FORCE PROTECTION FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES	MAR/2006
          (a) Definition. United States, as used in this clause, means, the 50 States, the District of Columbia, and outlying areas.
          (b) Except as provided in paragraph (c) of this clause, the Contractor and its subcontractors, if performing or traveling outside the United States under this contract, shall —
               (1) Affiliate with the Overseas Security Advisory Council, if the Contractor or subcontractor is a U.S. entity;
               (2) Ensure that Contractor and subcontractor personnel who are U.S. nationals and are in-country on a non-transitory basis, register with the U.S. Embassy, and that Contractor and subcontractor personnel who are third country nationals comply with any security related requirements of the Embassy of their nationality;
               (3) Provide, to Contractor and subcontractor personnel, antiterrorism/force protection awareness information commensurate with that which the Department of Defense (DoD) provides to its military and civilian personnel and their families, to the extent such information can be made available prior to travel outside the United States; and
               (4) Obtain and comply with the most current antiterrorism/force protection guidance for Contractor and subcontractor personnel.
          (c) The requirements of this cause do not apply to any subcontractor that is —
               (1) A foreign government;
               (2) A representative of a foreign government; or
               (3) A foreign corporation wholly owned by a foreign government.
          (d) Information and guidance pertaining to DoD antiterrorism/force protection can be obtained as follows:
               (1) For work performed in Japan, U.S.-Japan bilateral agreements govern the status of contractors and employee, criminal jurisdiction, and taxation. United States Forces, Japan, and component policy, as well as U.S.-Japan bilateral agreements govern logistic support and base privileges of contractor employees.
               (2) For work performed in Korea, U.S.-Korea bilateral agreements govern the status of contractors and employees, criminal jurisdiction, and taxation. United States Forces, Korea, and component policy, as well as U.S.-Korea bilateral agreements, govern logistic support and base privileges of contractor employees; and
               (3) For all other locations contact HQDA (DAMO-ODL)/OBCSOP; telephone, DSN 225-8491 or commercial (703) 695-8491.

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Name of Offeror or Contractor: AEROVIRONMENT INC
(End of Clause)
I-145       252.247-7024       NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA       MAR/2000
          (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor—
               (1) Shall notify the Contracting Officer of that fact; and
               (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.
          (b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties -
               (1) In all subcontracts under this contract, if this contract is a construction contract; or
               (2) If this contract is not a construction contract, in all subcontracts under this contract that are for -
                    (i) Noncommercial items; or
                    (ii) Commercial items that—
                         (A) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment);
                         (B) Are shipped in direct support of U.S. military contingency operations, exercises or forces deployed in humanitarian or peacekeeping operations; or
                         (C) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.
(End of clause)

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Name of Offeror or Contractor: AEROVIRONMENT INC
SECTION S LIST OF ATTACHMENTS

List of
Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	CONTRACT DATA REQUIREMENTS (DD FORM 1423A)FOR SCD, LRIP AND FRP		31	ELECTRONIC IMAGE
Attachment 001	SUAV SYSTEMS CAPABILITY DEMONSTRATION (SCD) SOW	22-FEB-2005	5	ELECTRONIC IMAGE
Attachment 002	SCD DETAILED TEST PLAN REV 05	08-MAY-2005		ELECTRONIC IMAGE
Attachment 003	CORE MATRIX	08-AUG-2005		ELECTRONIC IMAGE
Attachment 004	SYSTEM ENGINEERING MANAGEMENT PLAN (SEMP)	01-JAN-2005	035	ELECTRONIC IMAGE
Attachment 005	ABBREVIATIONS AND ACRONYMS	08-AUG-2005	2	ELECTRONIC IMAGE
Attachment 006	SUAV CONTRACT WORK BREAKDOWN STRUCTURE (WBS)			ELECTRONIC IMAGE
Attachment 007	MIL-STD-810F	01-JAN-2000	539	ELECTRONIC IMAGE
Attachment 008	SECTION F SHIPPING SCHEDULE	08-AUG-2005	1	ELECTRONIC IMAGE
Attachment 009	RESERVED			ELECTRONIC IMAGE
Attachment 010	DOCUMENT SUMMARY LIST (REV 2)	14-JUL-2005	003	ELECTRONIC IMAGE
Attachment 011	RESERVED
Attachment 012	LRIP / FRP STATEMENT OF WORK (REV 03)	14-JUL-2005	13	ELECTRONIC IMAGE
Attachment 013	PERFORMANCE SPECIFICATION	02-MAY-2005	25	ELECTRONIC IMAGE
Attachment 014	AEROVIROMMENT SCD TEST PLAN			ELECTRONIC IMAGE
Attachment 015	DEPARTMENT OF DEFENSE CONTRACT SECURITY	15-MAR-2006	067	ELECTRONIC IMAGE
	CLASSIFICATION SPECIFICATION (DD FORM 254) REV 001
The following sections of the solicitation will not be distributed with the contract; however, they are incorporated in and form a part of the resultant contract as though furnished in full text therewith:
SECTION TITLE
K Representations, Certifications and Other Statements of Offeror.
L Instructions And Conditions, and Notices to Offerors.

PADDS ERRATA SHEET	PAGE 1

PHN/SIIN	W58RGZ-05-C-0338	MOD/AMD
SECTION D — PACKAGING AND MARKING

ADDED	DS7015	52.208-4700	01-JUL-2001	REPLACEMENT PRESERVATIVE FOR PENTACHLOROPHENOL (USAAMCOM)
SECTION E — INSPECTION AND ACCEPTANCE

ADDED	EF0009	52.246-2	01-AUG-1996	INSPECTION OF SUPPLIES—FIXED-PRICE
ADDED	EF0017	52.246-3	01-MAY-2001	INSPECTION OF SUPPLIES—COST-REIMBURSEMENT
ADDED	EF0027	52.246-5	01-APR-1984	INSPECTION OF SERVICES—COST-REIMBURSEMENT
ADDED	EF0044	52.246-8	01-MAY-2001	INSPECTION OF RESEARCH AND DEVELOPMENT—COST-REIMBURSEMENT
ADDED	EF0080	52.246-16	01-APR-1984	RESPONSIBILITY FOR SUPPLIES
ADDED	EA0020	252.246-7000	01-MAR-2003	MATERIAL INSPECTION AND RECEIVING REPORT
SECTION F — DELIVERIES OR PERFORMANCE

ADDED	FF0010	52.211-17	01-SEP-1989	DELIVERY OF EXCESS QUANTITIES
ADDED	FF0016	32.242-15	01-APR-1984	STOP-WORK ORDER (AUG 1989)—ALTERNATE I
ADDED	FF0015	52.242-15	01-AUG-1989	STOP-WORK ORDER
ADDED	FF0025	52.242-17	01-APR—1984	GOVERNMENT DELAY OF WORK
ADDED	FF0034	52.247-29	01-FEB-2006	F.O.B. ORIGIN
ADDED	FF0159	52.247-61	01-APR-1984	F.O.B. ORIGIN—MINIMUM SIZE OF SHIPMENTS
ADDED	FF0168	52.247-65	01-JAN-1991	F.O.B. ORIGIN, PREPAID FREIGHT—SMALL PACKAGE SHIPMENTS
SECTION H — SPECIAL CONTRACT REQUIREMENTS

ADDED	HS7070	52.243-4000	01-JUN-2005	ENG CHG PROPOSAL, VALUE ENG CHG PROPOSAL, REQUEST FOR DEVIATION, REQUEST FOR WAIVER, ENG RELEASE RECORDS, NOTICE OF REVISION, & SPECIFICATION CHG NOTICE PREPARATION AND SUBMISSION INSTRUCTIONS
SECTION I — CONTRACT CLAUSES

ADDED	IF0451			*** THIS REFERENCE IS NO LONGER VALID ***
ADDED	IF0010	52.202-1	01-JUL-2004	DEFINITIONS
ADDED	IF0021	52.203- 3	01-APR-1984	GRATUITIES
ADDED	IF0026	52.203-5	01-APR-1984	COVENANT AGAINST CONTINGENT FEES
ADDED	IF0028	52.203-6	01-JUL-1995	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
ADDED	IF0029	52.203-7	01-JUL-1995	ANTI-KICKBACK PROCEDURES
ADDED	IF0975	52.203-8	01-JAN-1997	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY
ADDED	IF0980	52.203-10	01-JAN-1997	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY
ADDED	IF0030	52.203-12	01 SEP 2005	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS